                                                                    EXHIBIT 10.3

                                     FORM OF
                               FLOWERS FOODS, INC.
                              RETIREMENT PLAN NO. 1

            AS AMENDED AND RESTATED EFFECTIVE AS OF _________, 2001.

                               FLOWERS FOODS, INC.
                              RETIREMENT PLAN NO. 1

                                TABLE OF CONTENTS

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PREAMBLE              ............................................................................................1

ARTICLE I.            DEFINITIONS.................................................................................2

   1.01         Accrual Computation Period........................................................................2
   1.02         Accrued Benefit...................................................................................2
   1.03         Actuarial Equivalent or Actuarially Equivalent....................................................3
   1.04         Age...............................................................................................3
   1.05         Annuity Starting Date.............................................................................3
   1.06         Applicable Interest Rate..........................................................................4
   1.07         Beneficiary.......................................................................................4
   1.08         Board.............................................................................................4
   1.09         Break in Service or One Year Break in Service.....................................................4
   1.10         Code..............................................................................................4
   1.11         Committee.........................................................................................4
   1.12         Company...........................................................................................4
   1.13         Compensation......................................................................................4
   1.14         Controlled Group..................................................................................6
   1.15         Death Benefit.....................................................................................6
   1.16         Delayed Retirement Benefit........................................................................6
   1.17         Delayed Retirement Benefit Amount.................................................................6
   1.18         Delayed Retirement Date...........................................................................6
   1.19         Disability Retirement Benefit.....................................................................6
   1.20         Earliest Retirement Age...........................................................................6
   1.21         Early Retirement Benefit..........................................................................6
   1.22         Early Retirement Benefit Amount...................................................................6
   1.23         Early Retirement Date.............................................................................7
   1.24         Effective Date....................................................................................7
   1.25         Eligibility Computation Period....................................................................7
   1.26         Eligible Employee.................................................................................7
   1.27         Employee..........................................................................................7
   1.28         Employer..........................................................................................7
   1.29         Employment Commencement Date......................................................................7
   1.30         Enrolled Actuary..................................................................................8
   1.31         ERISA.............................................................................................8
   1.32         Highly Compensated Employee.......................................................................8
   1.33         Hour of Service...................................................................................9
   1.34         Leased Employee..................................................................................11
   1.35         Normal Retirement Age means Age 65...............................................................11

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   1.36         Normal Retirement Benefit........................................................................11
   1.37         Normal Retirement Benefit Amount.................................................................11
   1.38         Normal Retirement Date...........................................................................16
   1.39         Participant......................................................................................16
   1.40         Plan.............................................................................................16
   1.41         Plan Administrator...............................................................................16
   1.42         Plan Year........................................................................................16
   1.43         Predecessor Company..............................................................................16
   1.44         Predecessor Plan.................................................................................16
   1.45         Qualified Joint and Survivor Annuity.............................................................17
   1.46         Qualified Spousal Waiver.........................................................................17
   1.47         Repayment Rate...................................................................................17
   1.48         Required Beginning Date..........................................................................17
   1.49         Spouse...........................................................................................17
   1.50         Standard Form....................................................................................17
   1.51         Super Highly Compensated Employee................................................................17
   1.52         Surviving Spouse.................................................................................17
   1.53         Termination Benefit..............................................................................17
   1.54         Totally and Permanently Disabled.................................................................18
   1.55         Trust Agreement..................................................................................18
   1.56         Trust Fund or Trust..............................................................................18
   1.57         Trustee..........................................................................................18
   1.58         Vesting Computation Period.......................................................................18
   1.59         Year of Benefit Service..........................................................................18
   1.60         Year of Eligibility Service......................................................................20
   1.61         Year of Vesting Service..........................................................................21
   1.62         Use of Terms.....................................................................................22

ARTICLE II.           ELIGIBILITY................................................................................23

   2.01         Attainment of Participant Status.................................................................23
   2.02         Reemployment of Former Employees.................................................................24
   2.03         Transfers from/to Eligible Class.................................................................25
   2.04         Transfer of Participants.........................................................................25

ARTICLE III.          VESTING IN ACCRUED BENEFITS................................................................27

   3.01         Vesting in Accrued Benefits......................................................................27
   3.02         Amendments to Vesting Schedule...................................................................27
   3.03         Vesting Upon Termination.........................................................................28
   3.04         Forfeitures......................................................................................28
   3.05         Recrediting Certain Forfeitures upon Return to Service...........................................28
   3.06         Vesting of Employees of Rio Grande Foods Manpower, Inc...........................................29

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ARTICLE IV.           BENEFITS PAYABLE...........................................................................30

   4.01         Application for Commencement of Benefits.........................................................30
   4.02         Normal Retirement Benefits.......................................................................30
   4.03         Delayed Retirement Benefits......................................................................30
   4.04         Early Retirement Benefits........................................................................31
   4.05         Disability Benefits..............................................................................31
   4.06         Termination Benefits.............................................................................32
   4.07         Death Benefits...................................................................................32
   4.08         Maximum Benefit Limitations......................................................................34
   4.09         Special Provisions Regarding Benefits Payable....................................................38

ARTICLE V.            STANDARD AND OPTIONAL FORMS OF RETIREMENT INCOME...........................................39

   5.01         Standard Form of Retirement Income...............................................................39
   5.02         Automatic Forms of Retirement Income.............................................................39
   5.03         Optional Forms of Retirement Income..............................................................40
   5.04         Conditions Relative to all Standard and Optional Forms...........................................42
   5.05         Automatic and Optional Forms for Termination Benefits............................................43
   5.06         Automatic and Optional Forms for Death Benefits..................................................44
   5.07         Suspension upon Delayed Retirement or Reemployment After Annuity
                Starting Date....................................................................................45
   5.08         Required Distributions...........................................................................46
   5.09         Code ss. 401(a)(31) Requirement..................................................................51

ARTICLE VI.           CONTRIBUTIONS AND TRUST FUND...............................................................54

   6.01         Required Participant Contributions...............................................................54
   6.02         Contributions by the Employer....................................................................54
   6.03         Return of Contributions..........................................................................54

ARTICLE VII.          ADMINISTRATION.............................................................................56

   7.01         Committee........................................................................................56
   7.02         Plan Administrator...............................................................................56
   7.03         Delegation of Duties.............................................................................56
   7.04         Plan Records.....................................................................................56
   7.05         Committee Liability..............................................................................56
   7.06         Committee Indemnification........................................................................56
   7.07         Committee Expenses...............................................................................57
   7.08         Interpretation of the Plan and Findings of Facts.................................................57

ARTICLE VIII.         THE TRUST FUND AND TRUSTEE.................................................................58

   8.01         Existence of Trust...............................................................................58
   8.02         Exclusive Benefit Rule...........................................................................58

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   8.03         Removal of Trustee...............................................................................58
   8.04         Powers of Trustee................................................................................58
   8.05         Integration of Trust.............................................................................58
   8.06         Liability for Payments...........................................................................58

ARTICLE IX.           MISCELLANEOUS PROVISIONS...................................................................59

   9.01         Exclusive Benefit Rule...........................................................................59
   9.02         Merger or Consolidation of Company...............................................................59
   9.03         Nonalienation or Assignment......................................................................59
   9.04         Plan Continuance Voluntary.......................................................................61
   9.05         Plan not an Employment Contract..................................................................61
   9.06         Payments to Minors and Others....................................................................61
   9.07         Governing Law....................................................................................61
   9.08         Indemnification..................................................................................61
   9.09         Gender and Number................................................................................62
   9.10         Headings.........................................................................................62
   9.11         Claims Procedure.................................................................................62
   9.12         Misstatement in Application for Retirement Income................................................63
   9.13         Liability Limited................................................................................63
   9.14         Location of Participant or Beneficiary Unknown...................................................63
   9.15         Forfeitures and Investment Income................................................................64
   9.16         Prohibited Discrimination........................................................................64
   9.17         Correction of Participants' Benefits.............................................................64
   9.18         Action of Employer, Committee and Plan Administrator.............................................64
   9.19         Employer Records.................................................................................64

ARTICLE X.            AMENDMENT, TERMINATION AND ADOPTION........................................................65

   10.01        Permanency of Plan and Trust.....................................................................65
   10.02        Right to Amend Plan..............................................................................65
   10.03        Right to Terminate Plan and Trust................................................................66
   10.04        Merger, Consolidation, or Transfer of Assets.....................................................66
   10.05        Distribution of Assets of Trust Fund.............................................................66
   10.06        Adoption of the Plan by Members of Controlled Group..............................................67
   10.07        Early Plan Termination Provision.................................................................68
   10.08        Military Service.................................................................................69
   10.09        Electronic Means of Communication................................................................69

ARTICLE XI.           TOP HEAVY PROVISIONS.......................................................................70

   11.01        Applicability....................................................................................70
   11.02        Definitions......................................................................................70
   11.03        Minimum Accrued Benefit..........................................................................72
   11.04        Minimum Vesting..................................................................................73
   11.05        Impact on Code ss. 415 Limitations...............................................................73

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   11.06        Compensation Limitation..........................................................................73
   11.07        No Duplication of Benefits.......................................................................73

ARTICLE XII.          SPECIAL PROVISIONS REGARDING THE MERGER OF THE
                      STORCK BAKING COMPANY PENSION PLAN WITH AND
                      INTO THE PLAN..............................................................................74

   12.01        General Provisions...............................................................................74
   12.02        Transfer of Plan Assets..........................................................................74
   12.03        Conditions for Merger and Transfer...............................................................74
   12.04        Additional Optional Form of Benefit..............................................................74
   12.05        Actuarial Equivalent Amounts.....................................................................74
   12.06        Vesting..........................................................................................75
   12.07        Vested Cash Values...............................................................................75
   12.08        Special Rule on Termination......................................................................76

ARTICLE XIII.         SPECIAL PROVISIONS REGARDING THE MERGER OF THE
                      SHIPLEY BAKING COMPANY DEFINED BENEFIT PENSION
                      PLAN AND TRUST WITH AND INTO THE PLAN......................................................77

   13.01        General Provisions...............................................................................77
   13.02        Transfer of Plan Assets..........................................................................77
   13.03        Conditions for Merger and Transfer...............................................................77
   13.04        Additional Optional Form of Benefit..............................................................77
   13.05        Actuarial Equivalent Amounts.....................................................................77
   13.06        Vesting..........................................................................................78
   13.07        Special Rule on Termination......................................................................78
   13.08        Employee Contribution Accounts...................................................................78

APPENDIX B            ADDITIONAL RETIREMENT BENEFITS.............................................................81

                               FLOWERS FOODS, INC.
                              RETIREMENT PLAN NO. 1

                                    PREAMBLE

         Flowers Industries, Inc., a Georgia corporation, adopted by resolution of its Board of Directors on February 28, 1971, the Retirement Plan for Non-Bargaining Employees of Flowers Industries, Inc. (the "Plan"). The Plan was amended in its entirety, effective March 1, 1974, and designated the Flowers Industries, Inc. Retirement Plan for Non-Bargaining Employees. The Plan was again amended in its entirety effective March 1, 1976, January 1, 1978, January 1, 1982, and redesignated the Flowers Industries, Inc. Retirement Plan. Subsequently, several further amendments were made to the Plan, and the Plan was designated the Flowers Industries, Inc. Retirement Plan No. 1, and the Plan was amended and restated effective as of January 1, 1987. The Plan was again amended and restated effective as of January 1, 1997.

         Effective as of _______, 2001, Flowers Foods, Inc., a Georgia corporation has assumed the sponsorship of the Plan, and the name of the Plan has been changed to the Flowers Foods, Inc. Retirement Plan No. 1. The Plan is herein amended and restated in its entirety, effective as of _________, 2001.

         The Plan is intended to comply with the Tax Reform Act of 1986 and all subsequent applicable rulings and legislation, including the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Omnibus Budget Reconciliation Act of 1990, the Unemployment Compensation Amendments of 1992, the Revenue Reconciliation Act of 1993, the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998. This Plan, and the Trust which forms a part of the Plan, are intended to be and to remain qualified and exempt from taxation under Sections 401 and 501 of the Internal Revenue Code of 1986, and shall be interpreted and administered in such manner as shall be necessary to carry out this intention.

         The effective date of the amendment and restatement of this Plan is __________, 2001, except where certain provisions have other effective dates as indicated, and this amendment and restatement shall apply only to a Participant who is credited with an Hour of Service on or after that date except as otherwise provided herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after __________, 2001 shall be determined in accordance with the terms of the Plan in effect on the date of the Participant's termination of employment with the Employer. Certain provisions of this amended and restated Plan are effective on other, stated dates, as specifically provided herein.

                                   ARTICLE I.

                                   DEFINITIONS

         The following words and phrases, whenever capitalized in this document or the accompanying Trust Agreement, shall have the following meanings unless the context clearly indicates otherwise:

         1.01     Accrual Computation Period.

                  (a) For purposes of determining Years of Benefit Service and One-Year Breaks in Service for purposes of Benefit Accrual, the Accrual Computation Period shall be the 12 consecutive month period coincident with the Plan Year.

                  (b) If the Company shall amend the Plan to change the Accrual Computation Period, such amendment shall comply with the provisions of DOL Reg. ss. 2530.204-2(e).

         1.02     Accrued Benefit.

                  (a) In General. Accrued Benefit, with respect to a Participant, means the benefit determined in accordance with Section
         1.37 and Article IV (excluding Sections 4.05 and 4.07) which the Participant has accrued under this Plan (which may or may not be vested).

                  (b) Transitional Rules. Notwithstanding any other contrary provision of the Plan, in order that benefit accruals arising during the Plan Years (and portions thereof) before December 31, 1991, will not cause this Plan to fail to meet the requirements of Code ss. ss. 401(a)(4) and 401(a)(26) for such Plan Years, the following provisions are added to the Plan effective as noted below:

                           (i) A Plan Participant who is a Super Highly Compensated Employee may not receive a distribution after January 31, 1989, of a benefit that exceeds the benefit that such Participant had accrued as of the last day of the Plan Year beginning in 1988 until such time as the Accrued Benefit for that Participant under the Plan as in existence after December 31, 1991, exceeds such Participant's Accrued Benefit as of the last day of the Plan Year beginning in 1988.

                           (ii) Benefit accruals for Participants who are not Highly Compensated Employees shall continue at more than a de minimis level under this Plan after December 31, 1991.

                           (iii) No amendment decreasing benefit accruals of Participants who are not Highly Compensated Employees that do not correspondingly affect Participants who are Highly Compensated Employees or amendment increasing benefit accruals shall be adopted during the period beginning December 13, 1988 and ending on December 31, 1991.

         It is the intention of the provisions of this subsection (b) to reflect the adoption of Alternative IID, as promulgated by the Internal Revenue Service in Notice 88-131, for the period beginning January 1, 1989 and ending on December 31, 1991, in order to ensure that benefit accruals arising prior to January 1, 1992, will not cause the Plan to fail to meet the requirements of Code ss. ss. 401(a)(4) and 401(a)(26) for such period.

                  (c) Transfer of Participants. The Accrued Benefit of any Participant who transfers from the employment of one Employer to that of a member of the Controlled Group who is not an Employer or any Participant who transfers from the employment of a member of the Controlled Group who is not an Employer to that of an Employer shall be determined using only Compensation received and Years of Benefit Service earned while the Participant was employed by an Employer, except that a Participant (i) who transfers from the employment of one Employer to that of a member of the Controlled Group who is not an Employer, and (ii) who is not eligible to participate in any other retirement plan qualified under Code ss. 401(a) to which the Company or any other Controlled Group member makes contributions on his behalf, shall have his Accrued Benefit determined taking into account his Compensation received and Years of Benefit Service earned while employed by such non-Employer Controlled Group member. See Sections 1.59(b)(ii) and 2.04(b)(i).

         1.03 Actuarial Equivalent or Actuarially Equivalent means a benefit of equivalent value as of the Participant's or Beneficiary's, as applicable, Annuity Starting Date, computed on the basis of tables adopted by the Pension Committee of the Board for purposes of calculating actuarially equivalent benefits. For purposes of computing lump sum amounts under Sections 5.02(a), 5.03(d), 5.03(e)(iii), 5.05(a), 5.05(b)(iii), 5.06(a) and (b), 12.04, and 13.04,
such tables shall be based upon (a) a mortality table prescribed by the Secretary of the Treasury, based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code), and (b) the annual rate of interest on 30-year Treasury securities for the month before the beginning of the Plan Year in which the lump sum distribution occurs. Exhibit A to the Plan contains the current Actuarial Equivalent tables which may be changed from time to time by the Pension Committee of the Board with written documentation of such action by the Pension Committee of the Board. In no event shall the Accrued Benefit of a Participant as adjusted by the Actuarial Equivalent tables which are current at his Age when benefits commence be less than his Accrued Benefit determined as of any earlier date as adjusted by the Actuarial Equivalent tables in effect on such earlier date but based upon his Age when benefits commence; provided, however, that the preceding clause shall not apply to the extent permitted by Section 767(d)(2) of the Retirement Protection Act of 1994.

         1.04 Age means the age, in years and completed months, of an Employee as of the date of determination.

         1.05 Annuity Starting Date means, with respect to a Participant or Beneficiary, (i) the first day of the first period for which an amount is paid as an annuity or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant or Beneficiary to such benefit, in accordance with Treas. Reg. ss. 1.401(a)-20(Q&A-10)(b).

         1.06 Applicable Interest Rate means the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on termination of a plan. For purposes of determining the present value of lump sum distributions from this Plan, such interest rates shall be determined as of the first day of the Plan Year during which the later of the Annuity Starting Date or the lump sum distribution occurs.

         1.07 Beneficiary means the person or persons, including a trust for the benefit of individuals, designated by the terms of this Plan or last designated by a Participant, by written notice filed with the Committee, to receive a survivor benefit (if applicable) upon his death. If, at any time, no Beneficiary has been designated by a Participant, or the designated Beneficiary is no longer living or no longer exists, whichever is applicable, then the Participant's Beneficiary shall be deemed to be the Participant's Spouse or, if no such Spouse is then living, the Participant's estate; provided, however, nothing in this Section shall be interpreted so as to require a benefit for such Beneficiary except as set forth elsewhere in this Plan. Once a benefit is in pay status, the Beneficiary of a Participant hereunder may not be changed.

         1.08     Board means the Board of Directors of the Company.

         1.09 Break in Service or One Year Break in Service means any period of time which would count as a Year of Eligibility Service, a Year of Vesting Service or a Year of Benefit Service, as applicable, if a Participant had served at least 1000 Hours of Service during such period, but for which the Participant served 500 or fewer Hours of Service.

         1.10     Code means the Internal Revenue Code of 1986, as amended.

         1.11 Committee means the administrative Committee comprised of one or more persons designated by the President of the Company in accordance with
Article VII hereof.

         1.12 Company means Flowers Foods, Inc., including any successor by merger, purchase or otherwise which shall adopt the Plan with the approval of its Board of Directors. With respect to periods of time prior to __________, 2001, this term means Flowers Industries, Inc.

         1.13     Compensation.

                  (a) General Definition. Subject to subsections (b) through (e) below, Compensation for a Plan Year with respect to an Employee shall mean the Employee's "wages" as defined in Code ss. 3401(a) for purposes of income tax withholding at the source paid by an Employer but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss. 3401(a)(2)) and all other payments of compensation (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under

         Code ss. ss. 6041(d), 6051(a)(3) and 6052 which are paid by the Employer to such Employee for such Plan Year.

                  (b) Safe Harbor Exclusions. Notwithstanding the provisions of subsection (a) above, none of the following items shall be included in the definition of Compensation, whether or not includable in taxable gross income:

                           (i)      reimbursements or other expense allowances;

                           (ii)     fringe benefits (cash and noncash);

                           (iii)    moving expenses;

                           (iv)     deferred compensation;

                           (v)      welfare benefits;

         and, additionally, solely with respect to Highly Compensated Employees:

                           (vi) amounts received from the exercise of any nonqualified stock options issued by an Employer;

                           (vii) amounts received from the sale or exchange of stock transferred pursuant to the exercise of an incentive stock option; and

                           (viii) amounts required to be reported as income pursuant to Code ss. 7872.

                  (c) Salary Reduction Arrangements. Notwithstanding the preceding subsections of this Section, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Code ss. ss. 125, 402(e)(3), 402(h) or 403(b).

                  (d) Limitation. The annual Compensation of an Employee taken into account in determining contributions or benefits under the Plan for any Plan Year beginning after December 31, 1988, shall not exceed $200,000 as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code ss. 415(d). If the Plan determines Compensation on a period of time that contains fewer than 12 calendar months, the above limitation shall be proportionately reduced; provided, however, no proration is required for Employees who are covered under the Plan for less than 1 full year if the Plan formula for accruals is based on Compensation for a period of at least 12 months.

                           In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

                           For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  (e) Special Provisions. The term Compensation may be specially defined for purposes of certain provisions of this Plan. See
         Section 4.08(f)(i).

         1.14 Controlled Group means the Company and any other entity which is required to be aggregated with the Company pursuant to Code ss. ss. 414(b),
(c), (m) or (o). For purposes of Section 4.08 hereof and any other part of the Plan referring to the Code ss. 415 limitations, the definition of Controlled Group shall be modified pursuant to Code ss. 415(h).

         1.15 Death Benefit means the benefit to which the Surviving Spouse of a Participant is entitled upon the death of the Participant prior to his Annuity Starting Date as set forth in Section 4.07 herein.

         1.16 Delayed Retirement Benefit means the benefit to which a Participant is entitled upon continuing in the employ of an Employer beyond his Normal Retirement Date as set forth in Section 4.03 herein.

         1.17 Delayed Retirement Benefit Amount means the Participant's Normal Retirement Benefit Amount, determined as of his date of severance from employment with all members of the Controlled Group, unadjusted actuarially to reflect a delay in the payment of benefits after the Participant's Normal Retirement Date, and not offset by any earlier payments of benefits required by
Section 5.08 herein.

         1.18     Delayed Retirement Date. See Section 4.03 of this Plan.

         1.19 Disability Retirement Benefit means the benefit to which a Participant is entitled upon severance from employment with all members of the Controlled Group as a result of becoming Totally and Permanently Disabled as set forth in Section 4.05 herein.

         1.20 Earliest Retirement Age means the earliest age at which a Participant could sever from employment with all members of the Controlled Group and receive a distribution, in accordance with Treas. Reg. ss.
1.401(a)-20(Q&A-17)(b).

         1.21 Early Retirement Benefit means the benefit to which a Participant is entitled upon attainment of his Early Retirement Date while in the service of an Employer as set forth in Section 4.04 herein.

         1.22 Early Retirement Benefit Amount means the amount payable each month to a Participant as of the Participant's selected Annuity Starting Date, which shall be equal to the Participant's Normal Retirement Benefit Amount determined as of his date of severance from employment with all members of the Controlled Group, multiplied by the appropriate factor from Table 1 in Exhibit A as determined by the period of time prior to the Participant's Normal Retirement Date that his Annuity Starting Date occurs.

         1.23 Early Retirement Date means, with respect to a Participant, the first day of any month prior to his attainment of Normal Retirement Age and coincident with or immediately following the date the Participant has completed all of the following requirements: (a) attainment of Age 55 ("Early Retirement Age"), (b) completion of 5 Years of Vesting Service (10 Years of Vesting Service for Employees who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988), and (c) severance from employment with all members of the Controlled Group. See Section 4.04 of this Plan.

         1.24 Effective Date means the Effective Date of this restated and amended Plan, which is __________, 2001.

         1.25 Eligibility Computation Period means, with respect to an Employee, the following for purposes of determining Years of Eligibility Service and One Year Breaks in Service for purposes of eligibility:

                  (a) The initial Eligibility Computation Period is the 12-consecutive-month period beginning on the Employee's Employment Commencement Date.

                  (b) Succeeding 12-consecutive-month periods which are the Plan Years that include each anniversary of the Employee's Employment Commencement Date shall constitute subsequent Eligibility Computation Periods for the Employee.

         1.26 Eligible Employee means an Employee who (i) is employed by an Employer, and (ii) is eligible to participate in this Plan and become a Participant for all or a portion of a Plan Year pursuant to Article II of this Plan. Leased Employees and Employees described in Section 2.01(d) and (e) are excluded from participating in this Plan; provided that Leased Employees who are Highly Compensated Employees, Leased Employees who are not Highly Compensated Employees and Employees described in Section 2.01(e), are included in the coverage test performed for this Plan under Code Section 410(b).

         1.27 Employee means an individual currently performing services as a common law employee of any member of the Controlled Group. The term "Employee" shall also include any Highly Compensated Leased Employee and any Non-Highly Compensated Leased Employee of an Employer or any member of the Controlled Group. The term "Employee" shall not include an individual who provides services to the Employer or another Controlled Group member pursuant to a contractual arrangement with another entity, but who is not deemed to constitute a Leased Employee.

         1.28 Employer means the Company and any other member of the Controlled Group that adopts the Plan with the consent of the Board of the Company pursuant to Section 10.06.

         1.29 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer or any other member of the Controlled Group.

         1.30 Enrolled Actuary means an individual who has been approved and enrolled by the Joint Board for the Enrollment of Actuaries to perform actuarial services required by ERISA or the regulations thereunder.

         1.31 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.32     Highly Compensated Employee means the following:

                  (a) An Employee shall be a Highly Compensated Employee, with respect to a Plan Year, if the Employee is described under either or both paragraph (b) or paragraph (c) below.

                  (b) An Employee is described under this paragraph (b) if the Employee is performing services during the Determination Year for an Employer and: (1) the Employee received compensation from the Employer during the Look-Back Year in excess of $80,000 and was a member of the top-paid group (as defined in Treas. Reg. ss. 1.414(q)-1T(Q&A-9)) for such Look-Back Year; or (2) the Employee was a "5-percent owner" (as defined in Treas. Reg. ss. 1.414(q)-1T(Q&A-8)) at any time during either or both the Look-Back Year or the Determination Year.

                  (c) An Employee is described under this paragraph (c) if the individual was, at one time, an Employee of the Employer and the individual separated from service (or was deemed to have separated from service pursuant to Treas. Reg. ss. 1.414(q)-1T(Q&A5)) from the Employer prior to the Determination Year, such individual performs no service for the Employer during the Determination Year, and such individual is a "highly compensated employee" (as defined in Code ss. 414(q) for either the Determination Year during which the individual separated from service with the Employer or any Determination Year ending on or after the individual's 55th birthday.

                  (d) For purposes of this Section, the applicable dollar amount specified in subparagraph (1) of paragraph (b) shall be the applicable dollar amount prescribed in Code ss. ss. 414(q)(1)(B) as adjusted pursuant to the last sentence of Code ss. 414(q)(1).

                  (e) For purposes of this Section, the term "Determination Year" shall mean the respective Plan Year specified in paragraph (a) above, and the term "Look-Back Year" shall mean the 12 month period immediately preceding the Determination Year.

                  (f) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the Employees in the top-paid group, and the compensation that is considered, will be made in accordance with Code ss. 414(q) and the regulations thereunder. For purposes of this Section, "compensation" shall be defined as set forth in Section 4.08(f)(i), except compensation for each year shall include any amount which is contributed by an Employer pursuant to a salary reduction arrangement and which is not includable in the gross income of the Employee under Code ss. ss. 125, 402(e)(3) or 403(b).

         1.33     Hour of Service means the following:

                  (a) An Employee shall receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by an Employer for the performance of duties.

                  (b) An Employee shall also receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                           (i) No more than 501 Hours of Service shall be credited because of this subsection (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not said period occurs in a single computation period);

                           (ii) An hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which no duties are performed shall not be credited to an Employee if said payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and

                           (iii) Hours of Service shall not be credited for a payment which reimburses an Employee solely for medical or medically related expenses incurred by the Employee.

         For purposes of this subsection (b), a payment shall be deemed to be made by or due from an Employer regardless of whether said payment is made by or due from an Employer directly or indirectly through, among others, a trust fund or insurer to which an Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (c) An Employee shall also receive credit for an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer provided that no Hour of Service shall be credited pursuant both to this subsection (c) and subsections (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) above shall be subject to the limitations set forth in that subsection.

                  (d) In addition to the Service for which an Hour of Service must be credited pursuant to subsections (a), (b) and (c) above, an Employee shall receive credit for an Hour of Service for:

                           (i) Each hour, whether or not said Employee is paid therefor, during which he would otherwise perform an Hour of Service, except for the fact that he is on an approved leave of absence (not to exceed 24 months). If he does not return to work on or before the end of his leave, Service will be deemed to have terminated as of the end of his leave (unless the Employee terminated earlier); and

                           (ii) Each hour for which an Employee performs no duties due to absence during any military service to the extent required by law.

                  (e) Each Employee for whom the Employer does not keep records of actual Hours of Service shall be credited with 45 Hours of Service for each week for which said Employee would be required to be credited with at least one (1) Hour of Service, in accordance with this Section and applicable regulations promulgated by the Department of Labor. If, based on the preceding sentence, an Employee would not be credited with 1,000 Hours of Service in an eligibility computation period, a vesting computation period or an accrual computation period, Hours of Service shall be determined from the record of hours worked or hours for which payment is made or owing.

                  (f) In determining the number of Hours of Service to be credited to an Employee, the provisions of DOL Reg. ss. 2530.200b-2(b) and (c) are incorporated herein by reference.

                  (g) If an Employee is absent from service with the Employer as a result of a Maternity/Paternity Absence, then, solely for purposes of determining whether the Employee incurs a One Year Break in Service for purposes of eligibility to participate and vesting in benefits, the Employee will be credited with up to 501 Hours of Service with respect to the period of Maternity/Paternity Absence. Such 501 Hours of Service shall be credited at the rate at which the Employee would have otherwise accrued Hours of Service but for the Maternity/Paternity Absence, provided that, if the Committee is unable to determine the Hours of Service that would have otherwise been credited, such Hours of Service shall be credited at the rate of eight hours for each day of the Maternity/Paternity Absence. Such 501 Hours of Service shall be credited only in the Computation Period in which the Employee's Maternity/Paternity Absence commences if the Employee would have incurred a One Year Break in Service in such Computation Period but for the crediting of the additional Hours of Service. If such 501 Hours of Service are not credited to the Computation Period in which the Maternity/Paternity Absence commences pursuant to the immediately preceding sentence, such Hours of Service shall be credited to the next Computation Period commencing after the Maternity/Paternity Absence commences. For purposes of this subsection, the term "Maternity/Paternity Absence" means an absence from service with the Employer by an Employee if the absence is caused:

                           (i)      By reason of the pregnancy of the Employee;

                           (ii) By reason of the birth of a child of the Employee;

                           (iii) By reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                           (iv) For purposes of caring for such child for a period beginning immediately following such birth or placement.

         For purposes of this subsection (g), "Computation Period" shall mean the Eligibility Computation Period or Vesting Computation Period, as applicable.

                  (h) For purposes of this Section, service with any member of the Controlled Group during the period that it is a member thereof shall be treated as service with the Employer except as indicated to the contrary in this Plan, and prior service shall also be included if so provided in this Plan.

                  (i) Notwithstanding any other provision herein, effective as of __________, 2001, Hours of Service shall not be credited under the foregoing provisions of this Section 1.33 with respect to hours that are both (1) attributable to Flowers Industries, Inc. and (2) allocable to periods of time after __________, 2001.

         1.34     Leased Employee.

                  (a) Leased Employee shall mean any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Code ss. 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

                  (b) A Leased Employee shall not, however, be considered an Employee of the Employer if: (i) such Employee is covered by a money purchase pension plan of his legal employer providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code ss. 415(c)(3), but excluding amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code ss. ss. 125, 402(e)(3), 402(h) or 403(b)), (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated workforce. For purposes of this subsection (b), the term "nonhighly compensated workforce" means the total number of individuals (other than Highly Compensated Employees) who are either Employees of the Employer or Leased Employees of the Employer.

         1.35     Normal Retirement Age means Age 65.

         1.36 Normal Retirement Benefit means the benefit to which a Participant is entitled upon attainment of his Normal Retirement Age while in the service of an Employer as set forth in Section 4.02 herein.

         1.37 Normal Retirement Benefit Amount means the amount payable each month to a Participant as of the later of the Participant's attainment of his Normal Retirement Age, or the Participant's date of actual severance from employment with all members of the Controlled Group, unless the Participant continues to work past his Required Beginning Date, in which event Normal Retirement Benefit Amount shall mean the amount payable each month to the Participant as of his Required Beginning Date, with subsequent accruals by the Participant to be taken into account in accordance with Section 5.08(f). A Participant's Normal Retirement Benefit Amount shall be determined as of the earlier of (1) the Participant's Annuity Starting Date, or (2) the Participant's date of death, in the following manner:

                  (a) General Rule. The Normal Retirement Benefit Amount for any Participant shall be equal to the sum of the Participant's Plan Year Accruals ("PYA's") for each Accrual Computation Period as calculated in paragraphs (i) through (v) below, but not less than the amount calculated in subsection (b) below.

                           (i)      Post 1988 PYA's. For each Accrual
                  Computation Period beginning on or after January 1, 1989, the Participant's Plan Year Accrual with respect to such Accrual Computation Period shall be equal to:

                           PYA = (1/12) x [(0.0135 x A) + (0.0065 x B)],

                  for each of the first 35 Years of Benefit Service of the Participant, less any Years of Benefit Service which are taken into consideration under paragraphs (ii), (iii) and (iv) of this subsection (a), and shall be equal to:

                           PYA = (1/12) x (0.0180 x A)

                  for each Year of Benefit Service of the Participant thereafter, where:

                           A   =   The Participant's Compensation during the
                                   Accrual Computation Period; and

                           B   =   The Participant's Compensation in excess of
                                   $10,000 during the Accrual Computation
                                   Period.

                           (ii) 1976 to 1988 PYA's. For each Year of Benefit Service completed during an Accrual Computation Period beginning on or after January 1, 1976, but prior to January 1, 1989, the Participant's Plan Year Accrual shall be equal to the following amount:

                           PYA = (1/12) x [(0.0090 x C) + (0.0110 x D)]

                  where:

                           C  =  The Participant's Earnings during the Accrual
                                 Computation Period; and

                           D  =  The Participant's Earnings in excess of $7,800
                                 during the Accrual Computation Period.

                           (iii) 1971 to 1975 PYA's. For each Year of Benefit Service completed during an Accrual Computation Period beginning on or after March 1, 1971, but prior to January 1, 1976, the Participant's Plan Year Accrual shall be equal to the following amount:

                           PYA = (1/12) x [(0.0090 x C) + (0.0060 x D)]

                  where C and D have the meanings given in paragraph (ii) above.

                           (iv) Pre-1971 PYA's. For each Year of Benefit Service completed during Accrual Computation Periods prior to March 1, 1971, the Participant's Plan Year Accrual shall be equal to the following amount:

                           PYA = (1/12) x [(0.0090 x E) + (0.0060 x F)] x G

                  where:

                           E  =  The Participant's Average Earnings as of March
                                 1, 1971; and

                           F  =  The Participant's Average Earnings as of March
                                 1, 1971, in excess of $7,800; and

                           G  =  The Participant's Years of Benefit Service
                                 prior to March 1, 1971;

                  provided, however, that a Participant's aggregate Plan Year Accruals for Accrual Computation Periods prior to March 1, 1971, shall not be less than the monthly amount of payments which could be provided by a benefit payable in the Standard Form which is Actuarially Equivalent to (i) the total cash surrender value of the individual policies or annuity contracts which were being purchased for the Participant under any pension or profit sharing plan which has been merged into this Plan, or (ii) the fair market value of the assets allocated to the Participant under any such plan on the day before the date such plan was merged into this Plan.

                           (v) Definitions and Rules. Solely for purposes of this subsection (a), the following definitions and rules shall apply:

                                    (A)      "Earnings" of an Employee for an
                           Accrual Computation Period shall mean the total compensation actually paid to an Employee by an Employer as reported on Form W-2 including overtime pay, premium pay, incentive pay, bonuses, expense allowances or any other special payments. Effective as of July 1, 1987, for purposes of determining Earnings, Earnings shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Code ss. 125. (Note that for purposes of paragraph (i), Compensation as defined in Section 1.13, and not Earnings, is used to determine the Normal Retirement Benefit Amount.)

                                    (B)      "Average Earnings" of an Employee
                           for an Accrual Computation Period as of a date shall mean the average of the Employee's "Earnings" (as defined in subparagraph (A) above) over the 5 year period

                           (or the total period of service of the Employee if less than 5 years) ending on such date.

                                    (C)      Should a record of Earnings not
                           exist for any year in which service is to be credited for benefits, such Earnings shall be computed upon the assumption that Earnings for any year prior to the earliest year of known Earnings are lower than the Earnings for the years following. The assumed Earnings will be determined as if they have increased at the rate of 5% per year to the earliest year of known Earnings.

                                    (D)      For purposes of paragraphs (i),
                           (ii) and (iii) above, a Participant's Compensation or Earnings during an Accrual Computation Period shall only include amounts paid during such Accrual Computation Period for service rendered which service would be included and not excluded under paragraphs
                           (ii) through (ix) of Section 1.59(b).

                  (b) Transitional Rule. The Accrued Benefit for the period beginning January 1, 1989, and ending on the December 31, 1991, of any Plan Participant who is not a Super Highly Compensated Employee shall be equal to the greater of (1) his Normal Retirement Benefit Amount calculated under subsection (a) above for the entire period, or (2) his Normal Retirement Benefit Amount calculated under subsection (a) above for the entire period with the following inserted in lieu of paragraph
         (i) of subsection (a):

                           (i)      Post 1988 PYA's. For each Accrual
                  Computation Period of a Participant beginning on or after January 1, 1989, the Participant's Plan Year Accrual with respect to such Accrual Computation Period shall be equal to the following amount:

                           PYA = (1/12) x [(0.0090 x H) + (0.0110 x I)]

                  where:

                           H = The Participant's Maximum Earnings during the
                               Accrual Computation Period; and

                           I = The Participant's Maximum Earnings in excess of
                               $7,800  during the Accrual Computation Period;

                  and with the following added to paragraph (v) of subsection
                  (a):

                                    (E)      "Maximum Earnings" of an Employee
                           for a Plan Year shall mean the "Earnings" (as defined in subparagraph (A) above) of the Employee subject to the limitation provisions of Section 1.13(d).

                  (c) Accruals Beyond Normal Retirement Date. Notwithstanding the provisions of Section 1.37, with respect to a Participant who continues to work beyond his Normal Retirement Date, such Participant shall accrue no further benefit after reaching his Normal Retirement Date for any Plan Year beginning before January 1, 1988, unless such Participant is credited with at least one Hour of Service in a Plan Year beginning on or after January 1, 1988, in which event, such Participant shall continue to accrue further benefits in accordance with the terms and provisions of this Plan. Such accruals shall include accruals for Years of Benefit Service completed during Plan Years beginning before January 1, 1988. The provisions of this subsection (c) shall be interpreted in accordance with Prop. Treas. Reg. ss. 1.411(b)-2(f) and any corresponding future regulations under Sections 9201 through 9204 of the Omnibus Budget Reconciliation Act of 1986.

                  (d) In the event that either the annual overall permitted disparity limit, or the cumulative permitted disparity limit, under Treas. Reg. 1.40(l)-5 would be exceeded for any Participant for a given Plan year, the benefits under this Plan which would otherwise accrue pursuant to the provisions hereof shall be changed, depending on whether or not the Participant is a Highly Compensated Employee, as follows:

                           (i) For Highly Compensated Employees, the excess benefit percentage factor of 0.0065 described in section 1.37(a)(i) hereof shall be reduced to the extent required to avoid said disparity.

                           (ii) For Employees who are not Highly Compensated Employees, the base benefit percentage factor of 0.0135 described in Section 1.37(a)(i) hereof shall be increased to the extent required to avoid said disparity. In the case of a Participant whose years of Benefit Service exceed 34, any such adjustment required because of participation in another retirement plan shall be effected in said other plan.

                  (e) The Accrued Benefit determined under subsection (a) above on or after January 1, 1992, shall not be less than the Accrued Benefit determined under subsection (b) above as of December 31, 1991.

                  (f) Accruals for Certain Highly Compensated Employees. Beginning in the 1995 Plan Year, no Participant who

                           (i) is a Highly Compensated Employee in the current Plan Year (but determined solely on the basis of compensation, as defined in Section 1.32(g), received in the Look-Back Year),

                           (ii) is, or has at any time been, a participant in the Flowers Industries, Inc. 1989 Executive Stock Incentive Plan, and

                           (iii) (with respect to Plan Years beginning on or before January 1, 2001) is an Employee of Flowers Industries, Inc., on January 1 of the Plan Year in question,

         will accrue any benefit for said Plan Year until after the end of said Plan Year. The benefit which will then accrue retroactively for each such Participant will be limited to the maximum benefit that said Participant can accrue for the Plan Year without causing the Plan to violate Code Section 410(b) as determined by the Plan's Actuary, as soon as practicable after the end of each Plan Year, using substantiation quality data as defined in relevant Internal Revenue Service publications. For each Plan Year when such Participants are prevented from accruing the benefit they would accrue without the application of Code Section 410(b) by virtue of this subparagraph, the Actuary will determine the accruals by reducing on a uniform basis the level of Compensation which can be taken into account under subparagraph 1.37(a) to the level required to satisfy Code Section 410(b).

                  (g) Subject to subsection (f) of this Section 1.37, in the case of a Participant whose Social Security Number is listed in Appendix B to the Plan, the Normal Retirement Benefit Amount and Accrued Benefit shall be equal to the sum of (i) the amount determined under the provisions of subsections (a) through (f) above, as if this subsection (g) had not been added to the Plan, plus (ii) the "Additional Retirement Benefit" applicable to such Participant, as set forth opposite such Participant's Social Security Number in said Appendix B. This subsection (g) shall be effective as of January 1, 1996.

         1.38 Normal Retirement Date means the first day of the month coincident with or next following the date on which the Participant attains his Normal Retirement Age.

         1.39 Participant means an Employee who has satisfied the requirements for participation pursuant to Article II. A Participant shall continue to be a Participant (whether or not he continues to be credited with Years of Vesting Service or Years of Benefit Service) until his benefits have been fully distributed, although he may or may not accrue additional benefits under this Plan.

         1.40 Plan means the Flowers Foods, Inc. Retirement Plan No. 1, as set forth herein and as from time to time amended.

         1.41 Plan Administrator means the person or persons appointed by the Committee pursuant to Article VII herein. If no such appointment is made, the Committee shall be the Plan Administrator.

         1.42 Plan Year means the period for keeping the books and records of the Plan, which shall be the calendar year.

         1.43 Predecessor Company means a company which has heretofore or hereafter been merged, consolidated or otherwise absorbed by a member of the Controlled Group or all or a substantial part of the assets or business of which have been or shall be acquired by a member of the Controlled Group.

         1.44 Predecessor Plan means a plan which has heretofore or hereafter been merged, consolidated or otherwise absorbed by this Plan or all or a substantial part of the assets and liabilities of which have been or shall be transferred to this Plan.

         1.45 Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse, under which the Spouse's monthly benefit is 50% of the amount of the Participant's monthly benefit.

         1.46 Qualified Spousal Waiver means a written election, delivered to the Committee, signed by the Participant's Spouse, and witnessed by a notary public or an authorized Plan representative, which consents to the payment of all or a specified part of the Participant's benefit to a named Beneficiary other than the Participant's Spouse, and/or in a specified form other than a Qualified Joint and Survivor Annuity. Such election may not be changed without Spousal consent (unless the consent expressly permits designations by the Participant without further consent of the Spouse). A Participant may, however, revoke a Qualified Spousal Waiver at any time prior to his Annuity Starting Date by way of a written signed statement to the Committee, and a Qualified Spousal Waiver shall not be effective at any time following delivery of such a revocation to the Committee provided that such revocation is received by the Committee prior to his Annuity Starting Date. If a Participant revokes a Qualified Spousal Waiver, the Participant's benefits automatically shall become payable in the form of a Qualified Joint and Survivor Annuity unless the Spouse thereafter consents to the payment of benefits in a form other than a Qualified Joint and Survivor Annuity pursuant to a Qualified Spousal Waiver.

         1.47 Repayment Rate means, with respect to a Participant, 120% of the Federal mid-term rate as in effect under Code ss. 1274 for the first month of the applicable Plan Year.

         1.48     Required Beginning Date. See Section 5.08(b)(i) of this Plan.

         1.49 Spouse means the legally recognized Spouse of a Participant determined as of the Participant's Annuity Starting Date, or if earlier, determined as of the Participant's date of death, under the laws of the state in which the Participant is domiciled.

         1.50 Standard Form means a life annuity payable monthly on the first day of each month during the lifetime of the applicable Participant or Beneficiary and ending on the first day of the month coincident with or immediately preceding the Participant's or Beneficiary's date of death.

         1.51 Super Highly Compensated Employee means an Employee who is a Highly Compensated Employee as described in subsections (b)(1), (b)(4) or (b)(7) of Section 1.32 of this Plan (as the Plan was amended and restated effective as of January 1, 1987). For purposes of Sections 1.02 and 1.37, a Participant who is a Super Highly Compensated Employee for a 1989 Plan Year shall also be considered a Super Highly Compensated Employee for the 1990 and 1991 Plan Years.

         1.52 Surviving Spouse means the surviving Spouse, if any, of a deceased Participant determined as of the Participant's date of death.

         1.53 Termination Benefit means the benefit to which a Participant is entitled upon severance from employment with all members of the Controlled Group as set forth in Section 4.06 herein.

         1.54 Totally and Permanently Disabled means any medically determinable physical or mental impairment arising after an Employee has become a Participant and while employed by an Employer resulting from demonstrable injury or disease that can be expected to continue for an indefinite period of greater than 12 months or to result in death and which prevents the Participant from engaging in his occupation or performing any gainful occupation for which he is qualified by reason of education, training or experience as determined by a qualified physician selected by the Committee.

         1.55 Trust Agreement means the agreement entered into between the Company and the Trustee, as it may subsequently be amended from time to time, whereby the Trustee holds the assets of this Plan. The terms of the Trust Agreement are hereby incorporated by reference herein.

         1.56 Trust Fund or Trust means all assets held by the Trustee pursuant to the terms of the Trust Agreement.

         1.57 Trustee means the person(s), corporation, association, or a combination thereof who shall accept the appointment by the President of the Company to execute the duties of the Trustee as stated in this Plan and in the Trust Agreement.

         1.58 Vesting Computation Period means, for purposes of determining Years of Vesting Service and One-Year Breaks in Service for purposes of Vesting, the following:

                  (a) The Vesting Computation Period shall be the 12 consecutive month period coincident with the Plan Year.

                  (b) If the Company shall amend the Plan to change the Vesting Computation Period, such amendment shall comply with the requirements of DOL Reg. ss. 2530.203-2(c).

         1.59     Year of Benefit Service.

                  (a) Pre-1976 Service. For Plan Years beginning before January 1, 1976, a Participant's Years of Benefit Service shall be the number of years or fractional parts thereof for which the Participant received credit in accordance with the applicable provisions of this Plan as in effect on December 31, 1975.

                  (b) Post-1975 Service. For Plan Years beginning after December 31, 1975, the following rules shall apply in determining a Participant's Years of Benefit Service:

                           (i) In General. Year of Benefit Service shall mean an Accrual Computation Period during which the Employee completes 1,000 Hours of Service.

                           (ii) Other Controlled Group Service. For purposes of determining Years of Benefit Service, service with any member of the Controlled Group during the period that it is
                  (1) a member thereof, and (2) an Employer, shall be treated as service with the Employer; provided, however, that for a Participant who transfers from the employment of an Employer to that of a member of the Controlled Group who is not an Employer, such a Participant shall be deemed to be employed by an Employer while employed by such Controlled Group member if such Participant is not eligible to participate in any other retirement plan qualified under Code ss. 401(a) to which the Company or any other Controlled Group member makes contributions on his behalf. See Sections 1.02(c) and 2.04(b)(i). Notwithstanding any provision of this Plan to the contrary including Section 1.33(h), service with any member of the Controlled Group shall otherwise not be treated as service with the Employer, except as provided in paragraph (ix) below.

                           (iii) Service While Ineligible. For purposes of determining Years of Benefit Service, notwithstanding any provision of this Plan to the contrary including Section 1.33, service with any member of the Controlled Group during the period that an Employee is not an Eligible Employee shall not be treated as service with the Employer, except as provided in paragraph (ix) below.

                           (iv) Imputed Service. For purposes of determining Years of Benefit Service, notwithstanding any provision of this Plan to the contrary including Section 1.33, Hours of Service credited under Section 1.33(d)(i) shall not be considered in determining a Participant's Years of Benefit Service, but Hours of Service credited under Section 1.33(d)(ii) shall be considered in determining a Participant's Years of Benefit Service.

                           (v) Service While Contribution Required. Years of Benefit Service of an Employee during a period for which the Employee declined to make any required contribution to this Plan, or a Predecessor Plan or any employee benefit pension plan maintained by a Predecessor Company shall be disregarded. If an Employee contributes any part of the required contributions for a year, such year may not be excluded under this paragraph.

                           (vi) Service While no Plan in Existence. Years of Benefit Service of an Employee during any period for which the Employer did not maintain this Plan or a predecessor plan shall be disregarded, except as provided in paragraph (ix) below. For purposes of this paragraph, whether the Employer maintained a "predecessor plan" shall be determined in accordance with Treas. Reg. ss. 1.411(a)-5(b)(3).

                           (vii) Rule of Parity. Any former Employee (1) who does not have any vested right under the Plan to his Accrued Benefit, and (2) for whom the number of consecutive One-Year Breaks in Service prior to such Employee's reemployment equals or exceeds the greater of 5 or the aggregate number of Years of Benefit Service before such Breaks in Service shall not receive credit for service prior to such Breaks in Service.

                           (viii) Service Where Benefit has been Distributed. For purposes of determining Years of Benefit Service, service (which would otherwise constitute

                  Years of Benefit Service) performed by an Employee with respect to which the Employee has received (or has been deemed to receive) a distribution under this Plan of the present value of his entire Accrued Benefit at the time of such distribution due to the termination of such Employee's participation in the Plan shall be excluded. However, such Years of Benefit Service shall not be excluded under this paragraph if the Employee, after returning to the employ of an Employer, repays to the Trustee the entire amount of the distribution he received (or was deemed to have received) from the Plan (with interest compounded annually at the Repayment Rate for the entire period of time beginning with the date such distribution was made and ending with the date such repayment occurs) before the earlier of (1) 5 years after the first date on which the Employee is subsequently reemployed by an Employer, or (2) the end of the first period of 5 consecutive One-Year Breaks in Service after the distribution. A Participant who has been deemed to have received a distribution under this Plan and who incurs a forfeiture and returns to service with a member of the Controlled Group, prior to incurring 5 consecutive One-Year Breaks-in-Service shall be deemed to have repaid his deemed distribution upon said return.

                           (ix) Past Service Credit. An Employee shall, subject to the foregoing provisions of this Section, receive Years of Benefit Service in accordance with any applicable document referred to in Section 10.06(a).

                           (x) Fractional Years of Benefit Service. In determining an Employee's Years of Benefit Service, an Employee will be credited with fractional Years of Benefit Service based on the percentage of the Accrual Computation Period during which he was employed; provided, however, to receive such credit, the Employee must complete during such portion of the Accrual Computation Period a minimum number of Hours of Service determined by multiplying 1,000 by the percentage of the Accrual Computation Period during which he was employed.

                           (xi) Service with Flowers Industries, Inc. or Flowers Foods, Inc. after __________, 2001. Notwithstanding any other provision herein, effective as of __________, 2001, a Participant shall not earn Years of Benefit Service based upon service or Hours of Service that are both (1) attributable to Flowers Industries, Inc. or Flowers Foods, Inc. and (2) allocable to periods of time after __________, 2001.

         1.60     Year of Eligibility Service.

                  (a) In General. Year of Eligibility Service shall mean an Eligibility Computation Period during which the Employee completes 1,000 Hours of Service.

                  (b) Other Controlled Group Service. For purposes of this Section, employment with any member of the Controlled Group shall be considered employment with an Employer. In addition, in the case of a Leased Employee of any member of the Controlled Group, employment with such member of the Controlled Group shall be considered employment with an Employer.

                  (c) Service with Predecessor Employers. For purposes of this Section, in any case in which the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer.

                  (d) Service with Flowers Industries, Inc. after __________, 2001. Notwithstanding any other provision herein, effective as of __________, 2001, an Employee shall not earn Years of Eligibility Service based upon service or Hours of Service that are both (1) attributable to Flowers Industries, Inc. and (2) allocable to periods of time after __________, 2001.

         1.61     Year of Vesting Service.

                  (a) Pre-1976 Service. For Plan Years beginning before January 1, 1976, an Employee's Years of Vesting Service shall be the number of years or fractional parts thereof as an Employee of an Employer.

                  (b) Post-1975 Service. For Plan Years beginning after December 31, 1975, the following rules shall apply in determining a Participant's Years of Vesting Service:

                           (i) In General. Year of Vesting Service shall mean a Vesting Computation Period during which an Employee completes 1,000 Hours of Service.

                           (ii) Other Controlled Group Service. For purposes of this Section, employment with any member of the Controlled Group during the period that it is a member thereof shall be considered employment with an Employer. In addition, in the case of a Leased Employee of any member of the Controlled Group, employment with such member of the Controlled Group during the period that it is a member thereof shall be considered employment with an Employer. However, service with any member of the Controlled Group shall otherwise not be treated as service with the Employer, except as provided in paragraph (viii) below.

                           (iii) Service with Predecessor Employers. For purposes of this Section, in any case in which the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer.

                           (iv) Imputed Service. For purposes of determining Years of Vesting Service, notwithstanding any provision of this Plan to the contrary including Section 1.33, Hours of Service credited under Section 1.33(d)(i) shall not be considered in determining a Participant's Years of Vesting Service, but Hours of Service credited under Section 1.33(d)(ii) shall be considered in determining a Participant's Years of Vesting Service.

                           (v) Service While Contributions Required. Years of Vesting Service of an Employee during a period for which the Employee declined to make any required contribution to this Plan, or a Predecessor Plan or any employee benefit pension plan maintained by a Predecessor Company shall be disregarded. If an

                  Employee contributes any part of the required contributions for a year, such year may not be excluded under this paragraph.

                           (vi) Service While no Plan in Existence. Years of Vesting Service of an Employee during any period for which the Employer did not maintain this Plan or a predecessor plan shall be disregarded, except as provided in paragraph (viii) below. For purposes of this paragraph, whether the Employer maintained a "predecessor plan" shall be determined in accordance with Treas. Reg. ss. 1.411(a)-5(b)(3).

                           (vii) Rule of Parity. Any former Employee (1) who does not have any vested right under the Plan to his Accrued Benefit, and (2) for whom the number of consecutive One-Year Breaks in Service prior to such Employee's reemployment equals or exceeds the greater of 5 or the aggregate number of Years of Vesting Service before such Breaks in Service shall not receive credit for service prior to such Breaks in Service.

                           (viii) Past Service Credit. An Employee shall, subject to the foregoing provisions of this Section, receive credit for Years of Vesting Service in accordance with any applicable document referred to in Section 10.06(a).

                           (ix) Fractional Years of Vesting Service. In determining an Employee's Years of Vesting Service, an Employee will be credited with fractional Years of Vesting Service based on the percentage of the Vesting Computation Period during which he was employed; provided, however, that to receive such credit, the Employee must complete during such portion of the Vesting Computation Period a minimum number of Hours of Service determined by multiplying 1,000 by the percentage of the Vesting Computation Period during which he was employed.

                           (x)      Service with Flowers Industries, Inc. after
                  ______, 2001. Notwithstanding any other provision herein, effective as of __________, 2001, an Employee shall not earn Years of Vesting service based upon service or Hours of Service that are both (1) attributable to Flowers Industries, Inc. and (2) allocable to periods of time after __________, 2001.

         1.62 Use of Terms. Any words used in this Plan in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural in all cases where they would so apply.

                                  ARTICLE II.

                                  ELIGIBILITY

         2.01     Attainment of Participant Status.

                  (a) Participants as of the Effective Date. Subject to subsections (c), (d), (e) and (f) below, all Eligible Employees who were Participants in this Plan immediately prior to the Effective Date shall remain and continue as Participants hereunder as of the Effective Date.

                  (b) Prerequisites for Participation. Subject to subsections (c), (d), (e) and (f) below, prior to January 1, 1990, each Eligible Employee who is not a Participant in accordance with subsection (a) shall become a Participant as of the later of (i) the date the Employee becomes an Eligible Employee, or (ii) the date on which this Plan becomes effective with respect to the Employer of the Employee. Subject to subsections (c), (d), (e), (f), (g), (h), (i) and
         (j) below, on and after January 1, 1990, each Eligible Employee who is not a Participant in accordance with subsection (a) or the preceding sentence shall become a Participant as of the later of (i) the date the Employee becomes an Eligible Employee, (ii) the date on which this Plan becomes effective with respect to the Employer of the Employee, or
         (iii) the date on which the Employee completes one Year of Eligibility Service.

                  (c) Leased Employees. Leased Employees shall not be eligible to participate in this Plan unless they become the common law employees of an Employer.

                  (d) Collectively Bargained Employees. Employees who are included in a unit of Employees covered by a collective bargaining agreement between their collective bargaining representative and their Employer shall not be eligible to participate in this Plan.

                  (e)      Employees Participating in Other Plans.

                           (i) Prior to January 1, 1993. Prior to January 1, 1993, Employees who are actively participating in any other retirement plan qualified under Code ss. 401(a) (other than the Flowers Industries, Inc. Employee Stock Ownership Plan) to which their Employer makes contributions on their behalf shall not be eligible to participate in this Plan.

                           (ii) After December 31, 1992. After December 31, 1992, Employees who are actively participating in any other employee pension benefit plan (as defined in ERISA ss. 3(2)) to which Title IV of ERISA applies and to which any member of the Controlled Group makes contributions on their behalf shall not be eligible to participate in this Plan.

                  (f) Distributors and Thrift Store Operators. Notwithstanding any provision of the Plan to the contrary, individuals who are distributors or thrift store operators and who have executed a written agreement with a member of the Controlled Group for the distribution or sale of goods or products (and any employees, agents or independent contractors of such distributors or thrift store operators) shall not be eligible to participate in this Plan.

                  (g) Employees Hired After December 31, 1998. Notwithstanding any provision of the Plan to the contrary, an individual who is first credited with an Hour of Service with the Company or with another Controlled Group member on or after January 1, 1999 shall not be an "Eligible Employee" and shall not be eligible to participate in this Plan.

                  (h) Employees of Flowers Industries, Inc. after __________, 2001. Notwithstanding any other provision herein, effective as of __________, 2001 employees of Flowers Industries, Inc. shall not be eligible to participate in the Plan; provided, however, that individuals who were, prior to __________, 2001 employees of Flowers Industries, Inc. and Participants in this Plan shall be entitled to all benefits accrued under this Plan prior to that date.

                  (i) Employee of Flowers Foods, Inc. Notwithstanding any other provision herein, employees of Flowers Foods, Inc. shall not be eligible to participate in this Plan; provided, however, that an individual who was a Participant in this Plan prior to becoming an employee of Flowers Foods, Inc. shall be entitled to all benefits accrued under this Plan prior to the individual's becoming an employee of Flowers Foods, Inc.

                  (j) Certain Other Employees. Effective as of _______, 2001, the persons who hold the positions of President and Chief Operating Officer of Mrs. Smith's Bakeries, Inc. and President and Chief Operating Officer of Flowers Bakeries, Inc. shall not be eligible to participate in this Plan; provided that such persons shall be entitled to all benefits accrued under this Plan prior to that date.

         2.02     Reemployment of Former Employees.

                  (a) Prior to January 1, 1990, any former Employee who terminated employment with the Employer shall, upon being rehired by an Employer as an Eligible Employee, immediately become a Participant hereunder, subject to subsections (c), (d), (e), and (f) of Section
         2.01 above.

                  (b) Effective on or after January 1, 1990, any former Employee who terminated employment with the Employer prior to having a vested Accrued Benefit hereunder shall:

                           (i) if such Employee has not incurred five consecutive One Year Breaks in Service, become a Participant as of the later of (1) his reemployment commencement date or
                  (2) the anniversary of his original employment commencement date first following his completion of one Year of Eligibility Service; or

                           (ii)     if such Employee has incurred five
                  consecutive One Year Breaks in Service, become a Participant in accordance with subsection (b) of Section 2.01 above.

         Any other former Employee shall, upon being rehired by an Employer as an Eligible Employee, immediately become a Participant hereunder, subject to subsections (c), (d), (e), (f), (g), (h), (i) and (j) of
         Section 2.01 above.

                  (c) Notwithstanding any other provision herein, effective January 1, 1999, any former Employee who terminated employment with the Employer and who on or after January 1, 1999 is rehired by an Employer as an Eligible Employee shall not accrue any additional benefits under the Plan, but shall be entitled to benefits (if any) based upon Years of Benefit Service and Compensation prior to the termination of employment.

         2.03     Transfers from/to Eligible Class.

                  (a) Exclusion after Participation. A Participant who ceases to be an Eligible Employee by reason of subsections (c), (d),
         (e), (f), (h), (i) or (j) of Section 2.01 above but who remains employed by a member of the Controlled Group shall continue to earn Years of Eligibility Service and Years of Vesting Service, but during the period the Participant is not an Eligible Employee by reason of subsections (c), (d), (e), (f), (h),(i) or (j) of Section 2.01 above, the Participant shall not be credited with Years of Benefit Service and the Participant's Compensation during such period shall not be taken into account for purposes of determining the Participant's Accrued Benefit under this Plan.

                  (b) Participation after Exclusion. An individual who has been employed by a member of the Controlled Group and who is not an Eligible Employee by reason of subsections (c), (d), (e), or (f) of
         Section 2.01 above but who becomes an Eligible Employee because he is no longer in a status described in subsections (c), (d), (e), or (f) of
         Section 2.01 above shall be eligible to participate in this Plan and accrue benefits hereunder in accordance with Sections 2.01 through 2.02 above. Notwithstanding the foregoing, effective January 1, 1999, an individual who has been employed by a member of the Controlled Group and who is not an Eligible Employee by reason of subsections (c), (d),
         (e), (f), (h), (i) or (j) of Section 2.01 above but who becomes an Eligible Employee on or after January 1, 1999 because he is no longer in a status described in subsections (c), (d), (e), (f), (h), (i) or
         (j) of Section 2.01 above shall not be eligible to participate in this Plan and shall not accrue additional benefits hereunder based upon service on or after January 1, 1999.

         2.04     Transfer of Participants.

                  (a) Transfers among Employers. Any Participant who transfers from the employment of one Employer to that of another Employer shall continue to participate hereunder without interruption or adverse effect because of such transfer if such Participant remains an Eligible Employee, subject to subsections (c), (d), (e), (f), (h) and (i) of Section 2.01.

                  (b) Transfers to/from Employer from/to Non-Employer Controlled Group Member.

                           (i) Transfer to Non-Employer Controlled Group Member. Any Participant who transfers from the employment of an Employer to that of a member of the Controlled Group who is not an Employer shall remain a Participant hereunder but shall not accrue any further benefit hereunder until such time as the Participant transfers back to employment as an Eligible Employee of an Employer, if at all, subject to subsections
                  (c), (d), (e), (f), (h) or (i) of Section 2.01. However, notwithstanding the foregoing, such a Participant shall be deemed to be employed by an Employer and therefore an Eligible Employee hereunder if such Participant is not eligible to participate in any other retirement plan qualified under Code ss. 401(a) to which the Company or any other Controlled Group member makes contributions on his behalf. See Sections 1.02(c) and 1.59(b)(ii).

                           (ii) Transfer to Employer. Any individual who transfers from the employment of a member of the Controlled Group to that of an Employer shall become a Participant hereunder (or shall continue participation hereunder) in accordance with the provisions of Sections 2.01 to 2.03 above. Notwithstanding any other provision herein, effective January 1, 1999 with respect to an individual who transfers on or after that date from the employment of a member of the Controlled Group that is not an Employer to the employment of an Employer shall not become a Participant hereunder (if the individual was not previously a Participant hereunder) and shall not accrue additional benefits hereunder based upon service on or after January 1, 1999 (if the individual was previously a Participant).

                  (c) Transfer to Holsum Baking Company. Notwithstanding the provisions of subsection (b) above or any provision of this Plan to the contrary, any Participant who transfers from the employment of an Employer to the employment of Holsum Baking Company shall continue to participate hereunder without interruption or adverse effect because of such transfer, subject to subsections (c), (d) and (e) of Section 2.01 above, until such time as Holsum Baking Company adopts the Flowers Industries, Inc. 401(k) Retirement Savings Plan in accordance with the provisions of Section 11.6 of such plan.

                                  ARTICLE III.

                          VESTING IN ACCRUED BENEFITS

         3.01     Vesting in Accrued Benefits.

                  (a) Full Vesting Events. A Participant shall be 100% vested in his Accrued Benefit upon the occurrence of any of the following events:

                           (i) The Participant attains Age 65 while still in service as an Employee;

                           (ii)     The Participant becomes Totally and
                  Permanently Disabled while still in service as an Employee; or

                           (iii) The Participant completes five (5) Years of Vesting Service (10 Years of Vesting Service for Participants who do not have at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988).

         A Participant whose Accrued Benefit is not 100% vested under the preceding provisions of this Section shall not be vested in any portion of his Accrued Benefit.

                  (b) Nonforfeitability by Participant Conduct. No portion of a Participant's Accrued Benefit shall be forfeited as a result of conduct of the Participant (other than his severance from employment prior to an event described in subsection (a) above).

         3.02     Amendments to Vesting Schedule.

                  (a) General Rule. Notwithstanding Section 3.01, no Participant shall have his vested interest in his Accrued Benefit decreased as a result of the merger of a plan with this Plan, or as a result of any amendment which alters the vesting provisions hereof. Any Participant who has a vested accrued benefit under a plan merged with this Plan will receive no less than that vested accrued benefit under this Plan and any Participant who has a vested Accrued Benefit under this Plan prior to an amendment which alters the vesting provisions hereof shall receive no less than that vested Accrued Benefit under this Plan, as so amended. In addition, no such amendment shall reduce a Participant's vested percentage as of the effective date of said amendment.

                  (b) Application of Former Schedule. If the vesting schedule applicable to a Participant is amended, any Participant who has at least three (3) Years of Vesting Service (without regard to paragraphs (v) and (vi) of subsection (b) of Section 1.61) prior to the expiration of the election period described below may elect to have his vesting percentage computed without regard to the change in the vesting schedule. Such an election must be made within sixty (60) days after the later of (i) the date of issuance of a written notification by the Committee of the adoption of this Plan or of any subsequent amendment which alters the vesting provisions hereof; (ii) the date of the adoption of this Plan or of any subsequent amendment which alters the vesting provisions hereof; or (iii) the effective date of this Plan or of any subsequent amendment which alters the vesting provisions hereof. Notwithstanding the foregoing, no election shall be provided for any Participant whose vested percentage under the Plan, or under the Plan as amended, at any time cannot be less than such percentage determined without regard to the Plan or the amendment. For Participants who have not completed at least one Hour of Service in any Plan Year beginning after December 31, 1988, this subsection (b) shall be applied by substituting "five (5) Years of Vesting Service" for "three (3) Years of Vesting Service" where such language appears.

                  (c) Automatic Amendments to Vesting Schedule. The rules of this Section shall apply to the automatic change in the vesting schedule in Section 3.01 above after the end of the Plan Year beginning on January 1, 1988. Furthermore, the rules of this Section shall apply to any automatic change in the vesting schedule caused by the operation of Article XI of this Plan.

                  (d) Determination of Amendment. For purposes of this Section, an amendment of a vesting schedule is any plan amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Accrued Benefit, as described in Treas.
         Reg. ss. 1.411(a)-8(c).

         3.03 Vesting Upon Termination. If, pursuant to Article X, this Plan is wholly or partially terminated, the rights of each affected Participant to his Accrued Benefit as of the date of such termination or partial termination, to the extent funded, shall be fully vested notwithstanding any other provisions of this Article III to the contrary. See Section 10.03(a) herein.

         3.04 Forfeitures. In the event a Participant severs from employment with the Employer and receives (or, if applicable, begins receiving) or is deemed to have received a distribution of his vested Accrued Benefit, the non-vested portion of his Accrued Benefit shall be forfeited as of the date of the distribution (or, if applicable, commencement of distribution) and shall be used to reduce future contributions of the Employer. In the event a Participant severs from employment with the Employer and incurs a period of One-Year Breaks-in-Service (as defined in Section 1.09) such that the Participant's service prior to his severance may be disregarded under Section 1.61(b)(vii), the non-vested portion of his accrued benefits shall then be forfeited and shall be used to reduce future contributions of the employer.

         3.05 Recrediting Certain Forfeitures upon Return to Service. If a Participant incurs a forfeiture prior to incurring five consecutive One Year Breaks in Service, the Participant shall have the previously forfeited Accrued Benefit restored if and when the Participant, after returning to service with the Employer, repays to the Trustee the entire amount of the distribution(s) he received from the Plan, with interest at the Repayment Rate computed on the amount of the distribution from the date of such distribution to the date of repayment, before the earlier of (i) 5 years after the first date on which the Participant is subsequently reemployed by the Employer, or (ii) the end of the first period of five consecutive One Year Breaks in Service after the distribution. A Participant who has been deemed to have received a distribution under this Plan and who otherwise is described in the preceding sentence shall be deemed to have repaid his deemed distribution and appropriate interest upon his return to service with an Employer.

         3.06 Vesting of Employees of Rio Grande Foods Manpower, Inc. Notwithstanding the provisions of this Article III or any provision of this Plan to the contrary, effective April 1, 1995, each Employee of Rio Grande Foods Manpower, Inc. shall be 100% vested in his Accrued Benefit as of April 1, 1995.

                                   ARTICLE IV.

                                BENEFITS PAYABLE

         4.01     Application for Commencement of Benefits.

                  (a) Benefits to Participants. A Participant must apply to have any benefits paid from this Plan pursuant to Sections 4.02 through
         4.06 herein. The application for benefits must be made in the form prescribed by the Committee and must be filed with the Committee not less than 30 days prior to the Participant's Annuity Starting Date. Subject to Sections 5.02 and 5.08, no benefit will be payable to a Participant until proper application has been received by the Committee.

                  (b) Benefits Payable to Beneficiaries. A Beneficiary must apply to have any benefits paid from this Plan pursuant to Section 4.07 herein. The application for benefits must be made in the form prescribed by the Committee and must be filed with the Committee not less than 30 days prior to the Beneficiary's Annuity Starting Date. Subject to Sections 5.06 and 5.08, no benefit will be payable to a Beneficiary until proper application has been received by the Committee.

         4.02 Normal Retirement Benefits. A Participant shall be entitled to sever from employment with all members of the Controlled Group as of his attainment of his Normal Retirement Age and receive a Normal Retirement Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of Article V, a Participant's Normal Retirement Benefit shall be a monthly pension payable in the Standard Form commencing on the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable) with the amount of the Participant's monthly payments equal to the Participant's Normal Retirement Benefit Amount, or, if greater and if applicable, the largest Early Retirement Benefit Amount that would have been payable to the Participant had he (1) selected an Annuity Starting Date on or after his Early Retirement Date, but prior to his Normal Retirement Age, and (2) severed from employment with all members of the Controlled Group immediately prior to such Annuity Starting Date. A Participant who continues his employment with an Employer beyond his Normal Retirement Age shall be entitled to receive a Delayed Retirement Benefit under
Section 4.03 below. A Participant who severs from employment with all members of the Controlled Group as of his Normal Retirement Age and who begins receiving benefits may have his benefits suspended upon reemployment with a member of the Controlled Group under the provisions of Section 5.07. The form of payment of a Participant's Normal Retirement Benefit shall be determined in accordance with Sections 5.01 through 5.04.

         4.03 Delayed Retirement Benefits. A Participant shall be entitled to continue in employment with an Employer past his Normal Retirement Date and receive a Delayed Retirement Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of Article V, a Participant's Delayed Retirement Benefit shall be a monthly pension payable in the Standard Form commencing as of the earlier of (1) the first day of the month next following the date the Participant severs from employment with all members of the Controlled Group subsequent to his Normal Retirement Date (the Participant's "Delayed

Retirement Date") (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), or (2) the Participant's Required Beginning Date, with the amount of the Participant's monthly payments equal to the Participant's Delayed Retirement Benefit Amount. Delayed Retirement Benefits shall take into account any Years of Benefit Service credited and any Compensation earned after attainment of Normal Retirement Age (including any such Years of Benefit Service completed or Compensation earned after the Participant's Annuity Starting Date under this Section) subject to the provisions of Section 1.37(c), but Delayed Retirement Benefits shall not be actuarially adjusted to reflect the delay in the payment of benefits after the Participant's Normal Retirement Date and the Participant shall be notified in accordance with Section 5.07, and Delayed Retirement Benefits shall not be offset by any earlier payments required under this Section in accordance with
Section 5.08. A Participant who severs from employment with all members of the Controlled Group as of his Delayed Retirement Date and who has begun receiving benefits may have his benefits suspended upon reemployment with a member of the Controlled Group under the provisions of Section 5.07. The form of payment of a Participant's Delayed Retirement Benefit shall be determined in accordance with Sections 5.01 through 5.04 and 5.08.

         4.04 Early Retirement Benefits. A Participant (1) who is employed by an Employer as of the date he has attained Age 55, and (2) who has completed 5 Years of Vesting Service (10 Years of Vesting Service for Participants who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988), shall be entitled to sever from employment with all members of the Controlled Group and receive an Early Retirement Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of
Article V, a Participant's Early Retirement Benefit shall be a deferred monthly pension payable in the Standard Form commencing on the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable) with the amount of the Participant's monthly payments equal to the Participant's Normal Retirement Benefit Amount. Alternatively, the Participant may elect to commence payments earlier as of his Early Retirement Date or on the first day of any month thereafter prior to his Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Participant's monthly payments equal to the Participant's Early Retirement Benefit Amount. A Participant who severs from employment with all members of the Controlled Group as of his Early Retirement Date and who has begun receiving benefits may have his benefits suspended upon reemployment with a member of the Controlled Group under the provisions of Section 5.07. The form of payment of a Participant's Early Retirement Benefit shall be determined in accordance with Sections 5.01 through 5.04.

         4.05 Disability Benefits. A Participant (1) who severs from employment with all members of the Controlled Group as a result of his becoming Totally and Permanently Disabled, (2) who is an Eligible Employee (or would be an Eligible Employee but for Section 2.01(d)) at the time of such severance, and
(3) who survives until his applicable Annuity Starting Date, shall be entitled to receive a Disability Retirement Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of Article V, a Participant's Disability Retirement Benefit shall be a deferred monthly pension payable in the Standard Form commencing on the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable) with the amount of the Participant's monthly payments equal to the Participant's vested Normal Retirement Benefit Amount. Alternatively, if applicable

(i.e., if it is possible for the Participant to have an Early Retirement Date prior to his Normal Retirement Date), the Participant may elect to commence payments as of the later of (1) his Early Retirement Date, or (2) his date of severance from employment with all members of the Controlled Group as a result of his becoming Totally and Permanently Disabled, or on the first day of any month thereafter prior to his Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Participant's monthly payments equal to the Participant's vested Early Retirement Benefit Amount. A Participant who severs from employment with all members of the Controlled Group as a result of becoming Totally and Permanently Disabled and who has begun receiving benefits may have his benefits suspended upon reemployment with a member of the Controlled Group under the provisions of Section 5.07. The form of payment of a Participant's Disability Retirement Benefit shall be determined in accordance with Sections
5.01 through 5.04.

         4.06 Termination Benefits. A Participant (1) who severs from employment with all members of the Controlled Group prior to his Normal Retirement Date or, if applicable, his Early Retirement Date (a "Severed Participant"), and (2) who survives until his applicable Annuity Starting Date, shall be entitled to receive a Termination Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of Article V, a Participant's Termination Benefit shall be a deferred monthly pension payable in the Standard Form commencing on the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Participant's monthly payments equal to the Participant's vested Normal Retirement Benefit Amount. Alternatively, if applicable (i.e., if it is possible for the Participant to have an Early Retirement Date prior to his Normal Retirement Date), the Participant may elect to commence payments as of his Early Retirement Date or on the first day of any month thereafter prior to his Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Participant's monthly payments equal to the Participant's vested Early Retirement Benefit Amount. A Participant who severs from employment with all members of the Controlled Group and who has begun receiving benefits may have his benefits suspended upon reemployment with a member of the Controlled Group under the provisions of Section 5.07. The form of payment of a Participant's Termination Benefit shall be determined in accordance with Section 5.05.

         4.07     Death Benefits.

                  (a) Death Prior to Annuity Starting Date and On or Prior to Earliest Retirement Age. In the event a Participant dies (1) while he has a vested Accrued Benefit hereunder, (2) before his Annuity Starting Date, and (3) on or before his Earliest Retirement Age, the Surviving Spouse of the Participant, if any, shall, if such Spouse survives until such Spouse's applicable Annuity Starting Date, be entitled to receive a Death Benefit as defined below. Subject to the limitations of Section 4.08 and the applicable provisions of Article V, the Surviving Spouse's Death Benefit shall be a monthly pension payable in the Standard Form commencing on the first day of the month coincident with or immediately following the Participant's Earliest Retirement Age (or as soon as is administratively practicable thereafter, with retroactive payments if applicable) with the amount of the Spouse's monthly payments equal to the amount payable to such Spouse if the Participant had (1) severed from employment from all members of the

         Controlled Group on his date of death, or, if earlier, his actual date of such severance, (2) survived to his Earliest Retirement Age, (3) commenced receiving his vested Accrued Benefit in the form of a Qualified Joint and Survivor Annuity at his Earliest Retirement Age, and (4) died immediately thereafter. Payment of such Death Benefit shall commence as of the first day of the month coincident with or next following the date on which the Participant would have attained his Normal Retirement Age, unless the Surviving Spouse elects to commence payments earlier, in which event payments shall commence as of the first day of any month after the month during which the Participant died but prior to the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Spouse's monthly payments such that the benefit paid is calculated to be Actuarially Equivalent to the Spouse's Death Benefit as of the Spouse's Annuity Starting Date.

                  (b) Death Prior to Annuity Starting Date And After Earliest Retirement Age. In the event a Participant dies (1) while he has a vested Accrued Benefit hereunder, (2) prior to his Annuity Starting Date, and (3) after his Earliest Retirement Age, the Surviving Spouse of the Participant, if any, shall, if such Spouse survives until such Spouse's applicable Annuity Starting Date, be entitled to receive a Death Benefit as defined below. Subject to the limitations of Section
         4.08 and the applicable provisions of Article V, the Surviving Spouse's Death Benefit shall be a monthly pension payable in the Standard Form commencing on the first day of the month coincident with or immediately following the Participant's date of death (or as soon as is administratively practicable thereafter, with retroactive payments if applicable) with the amount of the Spouse's monthly payments equal to the amount payable to such Spouse if the Participant had (1) severed from employment from all members of the Controlled Group on the day before his date of death, and (2) elected that his vested Accrued Benefit be paid in the form of a Qualified Joint and Survivor Annuity with his Annuity Starting Date to occur as of the first day of the month coincident with or immediately following the Participant's date of death. Payment of such Death Benefit shall commence as of the first day of the month coincident with or next following the date on which the Participant would have attained his Normal Retirement Age, unless the Surviving Spouse elects to commence payments earlier, in which event payments shall commence as of the first day of any month after the month during which the Participant died but prior to the Participant's Normal Retirement Date (or as soon as is administratively practicable thereafter, with retroactive payments if applicable), with the amount of the Spouse's monthly payments such that the benefit paid is calculated to be Actuarially Equivalent to the Spouse's Death Benefit as of the Spouse's Annuity Starting Date.

                  (c) Death On or After Annuity Starting Date. In the event a Participant dies after his Annuity Starting Date, any further benefit payable shall be determined exclusively by the form of payment selected by the Participant under Article V and shall be determined using only the Beneficiary of the Participant as of the Participant's Annuity Starting Date.

                  (d) No Additional Death Benefits. Except as provided above, no benefit shall be paid under this Plan on behalf of a deceased Participant.

                  (e) Minimum Death Benefit. Notwithstanding any provision of this Section to the contrary, with respect to any Participant who has a total cash surrender value under any individual policies or annuity contracts being purchased for such Participant under a pension or profit-sharing plan which has been merged into this Plan or designated as a "Former Plan" by resolution of the Board, or who has assets allocated to him under such a plan on the day before such plan was so merged or designated, such cash value or assets, offset by any amounts required to be paid to the Participant's Surviving Spouse under the preceding subsections of this Section, shall be paid in the form of a single lump sum cash payment to the Participant's Beneficiary after all payments required under the preceding subsections of this Section have ended.

         4.08     Maximum Benefit Limitations.

                  (a) General Rule. Except as otherwise provided in this Section, the benefits under the Plan with respect to a Participant for any Plan Year (which shall be the limitation year) shall not exceed, when expressed as an annual benefit in the form of a straight life annuity (with no ancillary benefits), the lesser of:

                           (i) the dollar limitation in effect for such year under Codess. 415(b)(1)(A), or

                           (ii)     one hundred percent (100%) of the
                  Participant's average Compensation for the period of three (3) consecutive calendar years during which the Participant both was an active Participant in the Plan and had the greatest aggregate Compensation from the Controlled Group.

                  (b) Adjustments. Notwithstanding the foregoing provisions of this Section:

                           (i) If the benefit under the Plan is payable in any form other than the life annuity form, or if the Employees contribute to the Plan or make rollover contributions or plan to plan transfers, for purposes of determining whether the limitations described in Subsection (a) of this Section have been satisfied, such benefit shall be adjusted, in accordance with rules determined by the Commissioner of the Internal Revenue under Treasury Regulation Section 1.415-3(c), so that such benefit is equivalent to an annual benefit. For purposes of this part (i), any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account, and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity (as defined in Codess. 417(b)) shall not be taken into account.

                           (ii) If the benefit under the Plan begins before the Social Security Retirement Age, for purposes of determining whether the limitation set forth in Paragraph (i) of Subsection (a) has been satisfied, such benefit shall be reduced, in accordance with regulations prescribed by the Secretary of the Treasury, so that such limitation (as so reduced) equals an annual benefit (beginning when such benefit under the Plan begins) which is Actuarially Equivalent to an annual benefit equal to the limitation beginning at the Social Security Retirement Age provided that such reduction shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                           (iii) If the benefit under the Plan begins after the Social Security Retirement Age, for purposes of determining whether the limitation set forth in Paragraph (i) of Subsection (a) has been satisfied, such limitation shall be increased, in accordance with regulations prescribed by the Secretary of the Treasury, so that such limitation (as so increased) equals an annual benefit (beginning when such benefit under the Plan begins) which is Actuarially Equivalent to an annual benefit equal to the limitation beginning at the Social Security Retirement Age.

                           (iv) For purposes of adjusting any benefit or limitation under paragraph (i) or (ii) above, the factor to be used shall be the smaller of the Plan factor from Exhibit A or the factor based on the mortality table described in Section 1.03(a) and 5% interest; provided, however, that for purposes of adjusting any benefit under paragraph (i) for any form of benefit subject to Code ss. 417(e)(3), the factor shall be the smaller of the Plan factor from Exhibit A or the factor based on the mortality table and interest rate described in Sections 1.03(a) and 1.03(b) to determine the Actuarial Equivalent of the particular form of benefit in which the pension is to be paid. For purposes of adjusting any benefit or limitation under paragraph (iii) above, the factor shall be the smaller of the Plan factor from Exhibit A or the factor based upon the mortality table described in Section 1.03(a) and 5% interest.

                  (c) Multiple Defined Benefit Plan Limitation. The limitation of this Section with respect to any Participant who at any time has been a Participant in any other defined benefit plan maintained by the Employer or any other member of the Controlled Group which is qualified under Code ss. 401(a) shall apply as if the total benefits payable under all such defined benefit plans in which the Participant has participated were payable from one plan.

                  (d) De Minimis Exception. In the event the annual benefit payable to a Participant under this Plan and all other defined benefit plans of the Employer or any other member of the Controlled Group does not exceed $10,000 for the Plan Year or any prior Plan Year, and the Participant has at no time participated in a defined contribution plan maintained by the Employer or any other member of the Controlled Group, the limitation otherwise imposed by this Section shall not apply.

                  (e)      Benefits Phased by Participation.

                           (i)      For purposes of subsections (b)(ii),
                  (b)(iii), and (c) above, the dollar limit specified in subsection (a)(i) above for any Participant who has participated for less than ten (10) years in a defined benefit plan maintained by the Employer shall be reduced by multiplying it by a fraction, the numerator of which is the Participant's years (or part thereof) of participation and the denominator of which is ten (10). For purposes of determining a Participant's years of participation in a plan, the provisions of Notice 87-21, 1987-1 C.B. 458, shall govern until regulations under Code ss. 415(b)(5), as amended, are issued.

                           (ii) For purposes of the percentage limit under subsection (a)(ii) above and for purposes of subsection (d) above, the maximum retirement benefits to any Participant who has completed less than ten (10) Years of Vesting Service, shall be the amount determined in subsection (a)(ii) or (d) of this Section, as applicable, multiplied by a fraction, the numerator of which is the Participant's number of Years of Vesting Service and the denominator of which is ten (10).

                           (iii) In no event shall paragraphs (i) and (ii) above reduce the limitations referred to in subsections (a) and (d) above to an amount less than one-tenth (1/10) of such limitation (as determined without regard to paragraphs (i) and (ii) above). Furthermore, the limitations reduction referred to in paragraphs (i) and (ii) above shall apply separately with respect to each change in the benefit structure of a plan, other than changes adopted and made effective prior to May 17, 1989. For purposes of the preceding sentence, the provisions of Notice 89-45 shall govern until regulations under Code ss. 415(b)(5)(D), as amended, are issued.

                  (f) Definitions. For purposes of this Section the following terms shall have the following meanings:

                           (i) "Compensation" shall mean a Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. ss. 1.62-2(c))), including foreign earned income (as defined in Code ss. 911(b)) whether or not excludable from gross income under Code ss. 911, and determined without regard to the exclusions from gross income in Code ss. 931 and 933; amounts described in Code ss. ss. 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Participant; amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Participant under Code ss. 217; the value of a non-qualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted; and the amount includable in the gross income of the Participant upon making a Code ss. 83(b) election; and excluding the following:

                                    (a)      Employer contributions to a plan of
                           deferred compensation which are not (before the application of the Code ss. 415 limitations to the plan) includable in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan described in Code ss. 408(k), or any distributions from a plan of deferred compensation (whether or not includable in the Participant's gross income when distributed), except that amounts received by the Participant pursuant to an unfunded non-qualified plan shall be included in the year such amounts are includable in the gross income of the Participant;

                                    (b)      amounts realized from the exercise
                           of a non-qualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Code ss. 83;

                                    (c)      amounts realized from the sale,
                           exchange or other disposition of stock acquired under a qualified stock option; and

                                    (d)      other amounts which received
                           special tax benefits such as premiums for group-term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code ss. 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

                  Effective for Limitation Years beginning on and after January 1, 1998, Compensation shall also include any amount which is contributed by any member of the Controlled Group pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Code ss. ss. 125, 402(e)(3) or 403(b).

                  For purposes of applying the Limitations of this Section, Compensation for a Limitation Year is the Compensation actually paid, made available or includable in gross income during such year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is "permanently and totally disabled" (as defined in Code ss. 22(e)(3)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made. In interpreting this subsection
                  (b), the provisions of Treas. Reg. ss. 1.415-2(d)(1), (2) and
                  (3) or the corresponding provisions of any future Treasury Regulations shall control.

                           (ii) "Employer" shall mean, solely for purposes of this Section 4.08, an employer which adopts this Plan and all members of a controlled group of corporations (as defined in Code ss. 414(b), as modified by Code ss. 415(h)), all trades or businesses (whether or not incorporated) under common control (as defined by Code ss. 414(c), as modified by Code ss. 415(h)), or all members of an affiliated service group (as defined in Code ss. 414(m)) of which the adopting employer is a part.

                           (iii)    "Limitation Year" shall mean the Plan Year.

                           (iv) "Social Security Retirement Age" shall mean the age used as the retirement age under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under section 216(l)(2) of such Act were 62.

         4.09     Special Provisions Regarding Benefits Payable.

                  (a) Transferring Employees. See Sections 2.03 and 2.04 for special provisions regarding transferring Employees.

                  (b) QDRO Alternate Payees. See Section 9.03(b) for special provisions regarding alternate payees under a qualified domestic relations order.

                                   ARTICLE V.

                STANDARD AND OPTIONAL FORMS OF RETIREMENT INCOME

         5.01 Standard Form of Retirement Income. A Participant's vested Accrued Benefit payable under Sections 4.02, 4.03, 4.04 or 4.05, as applicable, shall be paid in the Standard Form with payments commencing as of a permissible Annuity Starting Date under said Section subject to the provisions of Sections
5.02 and 5.03 below.

         5.02 Automatic Forms of Retirement Income. The following provisions apply to any distribution of a Participant's Normal, Delayed, Early or Disability Retirement Benefit.

                  (a) Automatic Cash-Outs. In the event that the Actuarially Equivalent present value of a Participant's vested Accrued Benefit does not exceed $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, does not exceed $5,000 at any time after the Participant's termination of employment and prior to the Annuity Starting Date), the Participant's entire benefit shall be distributed in a lump sum payment as soon as possible after the date he severs from employment with all members of the Controlled Group, or, if earlier, his Required Beginning Date. If the Actuarially Equivalent present value of the Participant's vested Accrued Benefit at such time is zero, the Participant shall be deemed to have received a distribution of such Accrued Benefit.

                  (b)      Automatic Form for Married Participants.

                           (i) Automatic QJSA. Unless otherwise elected as provided below and except as provided in subsection (a) above, if a Participant has a Spouse on his selected Annuity Starting Date, his benefit shall be paid in the form of a Qualified Joint and Survivor Annuity with the amount of the monthly payments such that the benefit payable will be Actuarially Equivalent to his vested benefit payable. (The amount of the Survivor's annuity shall be 50% of the amount of the payments made to the Participant.)

                           (ii) Waiver of Automatic QJSA. Any election to waive the Qualified Joint and Survivor Annuity provided for in this subsection must be made by the Participant in writing during the "election period" and must be consented to by the Participant's Spouse by way of a Qualified Spousal Waiver as defined in Section 1.46. However, such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no Spouse, the Spouse cannot be located, or other circumstances that may be prescribed by regulations promulgated by the Secretary of the Treasury. Any such election may be revoked by the Participant in writing without the consent of the Spouse at any time during the election period. Any new election, however, must comply with the requirements of this subsection and must be made during the election period. In addition, a consent executed by a former Spouse shall not be binding on a subsequent Spouse.

                           (iii) Election Period for Waiver. The "election period" to waive the Qualified Joint and Survivor Annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

                           (iv) Annuity Explanation. With respect to the election described in paragraph (iii) above, the Committee shall provide the Participant, no later than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, a written explanation of: (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) the Participant's right to make an election to waive the Qualified Joint and Survivor Annuity, (iii) the requirement for the Participant's Spouse to consent to any election to waive the Qualified Joint and Survivor Annuity, and (iv) the right of the Participant to revoke such election and the effect of such revocation. A Participant who so requests in writing shall have the right to receive a written, detailed explanation of the financial effects of electing an optional form of retirement income.

                           (v) Default Form. If a married Participant makes a valid election to waive the Qualified Joint and Survivor Annuity but fails to elect an optional form of benefit, then all of his benefit shall be payable in the Standard Form.

                           (vi) Special Provisions On and After April 1, 1999. Notwithstanding any other provision herein, effective with respect to Participants whose employment terminates on or after April 1, 1999, the written explanation described in paragraph (iv) above may be provided prior to or after the Annuity Starting Date, and such explanation shall clearly indicate that the Participant has a right to 30 days in which to consider the decision of whether to waive the Qualified Joint and Survivor Annuity and to choose another optional form of distribution. A Participant may waive his right to the 30-day period for considering whether to waive the Qualified Joint and Survivor Annuity and may elect an optional form of benefits at any time after the written explanation described in paragraph (iv) is provided to the Participant; provided, however, that the Participant shall be permitted to revoke a distribution election until the later of (A) the Annuity Starting Date, or (B) the 8th day after the written explanation described in paragraph (iv) is provided to the Participant. In no event shall distribution of the Participant's benefits actually begin in accordance with the election before the 8th day after the written explanation described in paragraph (iv) has been provided to the Participant.

         5.03 Optional Forms of Retirement Income. In lieu of the Standard Form described in Section 5.01, or the automatic Qualified Joint and Survivor Annuity form payable to a married Participant as described in Section 5.02(b), a Participant may elect, in accordance with paragraphs (ii) through (v) of Section 5.02(b), and subject to subsection (a) of Section 5.02, to receive all of his vested Accrued Benefit payable under Sections 4.02, 4.03, 4.04 or 4.05, as applicable, in any one of the following forms with payments commencing as of the permissible Annuity Starting Date under Section 4.02, 4.03, 4.04 or 4.05, as applicable, selected by the Participant (subject to subsection (e) below) in an amount such that the form chosen will be Actuarially Equivalent to his vested benefit payable as of his selected Annuity Starting Date:

                  (a) Period Certain and Life Annuity Option. An income payable in the Standard Form, but guaranteed for at least 5 or 10 years (according to the election of the Participant) regardless of whether or not the Participant survives such 5 or 10 year period. The Participant shall designate the Beneficiary who will receive any guaranteed payments under this subsection (a), provided that if no such Beneficiary is designated or the Beneficiary designated fails to survive the Participant, the Actuarial Equivalent present value of the remaining guaranteed payments shall be paid in a lump sum to the Participant's estate. For purposes of this subsection (a), the Actuarially Equivalent present value shall be calculated by using the Applicable Interest Rate. If the designated Beneficiary of guaranteed payments dies after the Annuity Starting Date but before the guaranteed payments are paid in full, the Actuarial Equivalent of the remaining payments will be paid in a lump sum to the estate of said designated Beneficiary.

                  (b) Joint and Survivor Annuity Option. An income payable in the Standard Form, but further continuing after the first day of the month next following the death of the Participant at the rate of 50%, 75% or 100% (according to the election of the Participant) of the monthly amount which was paid to the Participant to his designated Beneficiary and ending on the first day of the month next following the Beneficiary's date of death. The designated Beneficiary may not subsequently be changed by the Participant after the Annuity Starting Date.

                  (c)      Life Annuity Option. An income payable in the
         Standard Form.

                  (d) Level Income Annuity Option. An income payable in the Standard Form, but with the monthly payment amounts structured so as to provide larger monthly payments from commencement until the Participant would be eligible for primary Social Security benefits and smaller monthly payments thereafter, with the anticipated result being a level income to the Participant when primary Social Security benefits are taken into account.

                  (e) Immediate Payment Options. In the event that the Actuarially Equivalent present value of a Participant's vested benefit under Section 4.02, 4.03, 4.04 or 4.05, as applicable (determined after reduction for an alternate payee's vested benefit, as described in
         Section 9.03(b)(iii), if any), exceeds $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, exceeds $5,000) but does not exceed $7,500, the Participant shall have the following additional payment options with his Annuity Starting Date to be the first day of the month next following the date the Participant severs from employment with all members of the Controlled Group rather than a permissible Annuity Starting Date under Section 4.02, 4.03, 4.04 or 4.05, as applicable:

                           (i) Annuity Option for Single Participants. Subject to paragraph (iii) below, such a Participant who is not married as of his Annuity Starting Date may elect to receive his benefit in the Standard Form, with the amount of the Participant's monthly payments such that the vested benefit payable under this paragraph (i) shall be Actuarially Equivalent to the Participant's vested benefit payable under
                  Section 4.02, 4.03, 4.04 or 4.05, as applicable.

                           (ii) Annuity Option for Married Participants. Subject to paragraph (iii) below, such a Participant who is married as of his Annuity Starting Date may elect to receive his benefit in the form of a Qualified Joint and Survivor Annuity, with the amount of the Participant's and Surviving Spouse's monthly payments such that the vested benefit payable under this paragraph (ii) shall be Actuarially Equivalent to the Participant's vested benefit payable under Section 4.02, 4.03, 4.04 or 4.05, as applicable.

                           (iii) Lump Sum Option. Such a Participant whether married or single may elect to receive his vested benefit in the form of a single lump sum payment in an amount equal to the Actuarially Equivalent present value of the Participant's vested benefit payable under Section 4.02, 4.03, 4.04 or 4.05, as applicable.

         5.04     Conditions Relative to all Standard and Optional Forms.

                  (a) Election of Optional Forms. To become effective, an election by a married Participant of an optional form of payment must be made during the "election period" described in Section 5.02(b)(iii) and must satisfy the Spouse's consent requirements of Section 5.02(b)(ii). An election by an unmarried Participant of an optional form of payment must be made during the "election period" described in
         Section 5.02(b)(iii) to become effective.

                  (b) Revocation of Elections. A Participant may revoke his election of an optional form of retirement income at any time before his Annuity Starting Date.

                  (c) Special Provisions for Joint and Survivor Annuities. If a Participant has elected or is entitled to a joint and survivor annuity, then,

                           (i) if his joint annuitant under a joint and survivor annuity election dies before the Participant's Annuity Starting Date, the election shall thereupon become void, and the Standard Form of retirement income under Section
                  5.01 (or a Qualified Joint and Survivor Annuity under Section 5.02(b) if the Participant is married) will be deemed to be the Participant's election unless he elects otherwise; and

                           (ii) if the Participant dies before his Annuity Starting Date, the election shall thereupon become void and the Beneficiary or the joint annuitant shall not be entitled to benefits under such option; instead, a death benefit, if any, shall be payable in accordance with the provisions of
                  Section 4.07; and

                           (iii) if the joint annuitant under the joint and survivor annuity dies after Participant's Annuity Starting Date, but before the death of the Participant, the Participant shall nevertheless receive the reduced income payable to him in accordance with the form of benefit in effect.

                  (d) Reemployed Participants in Pay Status. If the Participant is reemployed by a member of the Controlled Group after benefits have commenced, his election shall nevertheless continue to be effective, but payments under said election shall be suspended in accordance with Section 5.07.

                  (e) Additional Accruals After Annuity Starting Date. Any accrual of benefits by a Participant after the Participant's Annuity Starting Date shall be paid under the optional form of payment previously applicable to the Participant, unless the Participant's Annuity Starting Date occurred prior to his Normal Retirement Age.

                  (f) All Forms Subject to Code ss. 401(a)(9). Notwithstanding any provision of this Article V to the contrary, no optional form of payment otherwise available to a Participant shall be allowed to the extent such form fails to satisfy the provisions of
         Section 5.08 herein.

         5.05 Automatic and Optional Forms for Termination Benefits. The form of payment of the Termination Benefit of a Participant who has severed from employment with all members of the Controlled Group shall depend upon the amount of the benefit as follows:

                  (a) Automatic Cash-Out of Small Benefits. If the Actuarial Equivalent present value of a Participant's vested Termination Benefit does not exceed $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, does not exceed $5,000), such Participant shall automatically receive his vested Termination Benefit in the form of a single lump sum payment in an amount equal to the Actuarially Equivalent present value of the Participant's vested Termination Benefit as soon as possible following his severance from employment with all members of the Controlled Group. For purposes of the preceding sentence, if the Actuarial Equivalent present value of the Participant's vested Termination Benefit is zero, the Participant shall be deemed to have received a distribution of such Termination Benefit under this subsection (a).

                  (b) Immediate or Deferred Payment Options. If the Actuarial Equivalent present value of a Participant's vested Termination Benefit does exceed $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, exceeds $5,000) but does not exceed $7,500, such Participant's Termination Benefit shall be paid in the Standard Form subject to the provisions of Sections 5.02 and 5.03 above, with payments commencing as of a permissible Annuity Starting Date under Section 4.06 and elected by the Participant, unless the Participant elects that his Annuity Starting Date be the first day of the month next following the date the Participant severs from employment with all members of the Controlled Group or the first day of any month thereafter but prior to Normal Retirement Date rather than a permissible Annuity Starting Date under
         Section 4.06, in which event such Participant's Termination Benefit shall be paid in accordance with the following provisions:

                           (i) Automatic Form for Single Participants. Subject to paragraph (iii) below, such a Participant who is not married as of his Annuity Starting Date shall automatically receive his Termination Benefit in the Standard Form with the amount of the Participant's monthly payments such that the vested benefit payable under this paragraph (i) shall be Actuarially Equivalent to the Participant's vested Termination Benefit under Section 4.06.

                           (ii) Automatic Form for Married Participants. Subject to paragraph (iii) below, such a Participant who is married as of his Annuity Starting Date shall automatically receive his Termination Benefit in the form of a Qualified Joint and Survivor Annuity, with the amount of the Participant's monthly payments such that the vested benefit payable under this paragraph (ii) shall be Actuarially Equivalent to the Participant's vested Termination Benefit under Section 4.06.

                           (iii) Lump Sum Option. Such a Participant may elect, but only in accordance with paragraphs (ii) through (v) of Section 5.02(b), to receive his Termination Benefit in the form of a single lump sum payment in an amount equal to the Actuarially Equivalent present value of the Participant's vested Termination Benefit under Section 4.06. For purposes of this paragraph (iii), Actuarially Equivalent present value shall be calculated by using the Applicable Interest Rate and the UP-1984 Mortality Table.

                  (c) Deferred Payment Options. If the Actuarially Equivalent present value of a Participant's vested Termination Benefit does exceed $7,500, such Participant's vested Termination Benefit shall be paid in the Standard Form subject to the provisions of Sections 5.02 and 5.03 above, with payments commencing as of a permissible Annuity Starting Date under Section 4.06 selected by the Participant.

All forms of payment under this Section shall be Actuarially Equivalent, as of the Participant's Annuity Starting Date, to the Participant's vested Termination Benefit. Only the provisions of Sections 5.02(b)(i) (to the extent specified in subsection (c) above) and (b)(ii) through (v), 5.03 (to the extent specified in subsection (c) above), 5.04 and 5.07 of this Article V shall apply to any distribution of a Participant's vested Termination Benefit under this Section.

         5.06 Automatic and Optional Forms for Death Benefits. The form of payment of a Surviving Spouse's Death Benefit shall depend upon the amount of the benefit as follows:

                  (a) Automatic Cash-Out of Small Benefits. If the Actuarially Equivalent present value of a Surviving Spouse's Death Benefit does not exceed $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, does not exceed $5,000), such Surviving Spouse shall automatically receive his entire Death Benefit as soon as possible following the Participant's date of death in the form of a single lump sum payment in an amount equal to the Actuarially Equivalent present value of the Surviving Spouse's Death Benefit. For purposes of this subsection (a), Actuarially Equivalent present value shall be calculated by using the Applicable Interest Rate and the UP-1984 Mortality Table.

                  (b) Immediate Options. If the Actuarially Equivalent present value of a Surviving Spouse's Death Benefit exceeds $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, exceeds $5,000), such Surviving Spouse's Death Benefit shall be paid in the Standard Form with payments commencing as of the applicable Annuity Starting Date specified in Section 4.07, unless the Actuarially Equivalent present value of a Surviving Spouse's Death Benefit does exceed $3,500 (or, effective with respect to distributions that are made in Plan Years beginning on or after January 1, 1998, exceeds $5,000) but does not exceed $7,500, in which event, the Surviving Spouse may elect that payment of such Death Benefit be made in the form of a single lump sum payment in an amount equal to the Actuarially Equivalent present value of the Surviving Spouse's Death Benefit.

                  (c) Payment of Minimum Death Benefit. To the extent that any amount is payable to the Beneficiary of a deceased Participant under the provisions of subsection (e) of Section 4.07, such amount shall be paid in a single lump sum cash payment as soon as practicable following the death of the Participant or the death of the Participant's Surviving Spouse, as applicable.

All forms of payment under this Section shall be Actuarially Equivalent, as of the Surviving Spouse's Annuity Starting Date, to the Surviving Spouse's Death Benefit.

         5.07 Suspension upon Delayed Retirement or Reemployment After Annuity Starting Date.

                  (a) Suspension of Benefits. The benefits otherwise payable under the Plan to a Participant who has severed from employment and who has commenced receiving benefits shall be suspended if such Participant has become reemployed and has completed 40 or more hours of "section 203(a)(3)(B) service" (as defined in DOL Reg. ss. 2530.203-3(c)) with any member of the Controlled Group in a four week payroll period ending in such calendar month. Such Participant's benefits shall resume as of the first day of the month following his subsequent severance from employment and, except as provided in (b) below, shall be the same amount and paid in the same form as the Participant was previously receiving. A Participant who continues in employment with the Employer past his Normal Retirement Date and who is eligible to receive a Delayed Retirement Benefit under Section 4.03 shall, although not entitled to a benefit until his severance from employment, be deemed to have his benefits suspended under this Section
         5.07 until his severance from employment or until his Required Beginning Date, whichever first occurs. Such cessation or suspension of benefits shall not affect the payment of benefits after the death of a reemployed Participant under any form of benefit which shall at that time be in effect.

                  (b) Resumption of Benefits. In the case where payment of benefits is suspended on account of reemployment, the amount of benefits to be paid upon subsequent severance from employment shall be based on a Participant's Years of Benefit Service rendered and Compensation earned during that period of his reemployment, as well as his Years of Benefit Service rendered and Compensation earned prior to the date of his previous severance from employment, to the extent that such Years of Benefit Service were completed and Compensation was earned prior to the Participant's Normal Retirement Date, and, if the Participant has completed at least one Hour of Service in a Plan Year beginning after December 31, 1988, to the extent that such Years of Benefit Service were completed and Compensation was earned after the Participant's Normal

         Retirement Date. In any case of reemployment, the benefit payments upon an Employee's subsequent severance from employment shall be reduced by the Actuarial Equivalent of any benefit payments he previously received from the Plan prior to his Required Beginning Date.

                  (c) Notification Required. No payment of benefits shall be withheld by the Plan pursuant to this Section 5.07 unless the Committee notifies the Employee, by personal delivery or first class mail during the first calendar month in which the Plan withholds payments, that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions and a statement to the effect that the applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits. Requests for such reviews may be considered in accordance with the claims procedure established by the Committee.

                  (d) Accrual Required During Suspension. See Section 11.03(e) herein for a special rule relating to the application of this
         Section if the Plan is a Top-Heavy Plan.

                  (e) Suspension of Required Distributions. Notwithstanding the preceding provisions of this Section, retirement benefits shall not be suspended on and after the Required Beginning Date of a Participant.

         5.08     Required Distributions.

                  (a) General Rules. The requirements of this Section 5.08 shall apply to any distribution of a Participant's benefit payable under this Plan made on or after the Participant's first Distribution Calendar Year and will take precedence over any provisions of this Plan which are less restrictive. All distributions required under this
         Section 5.08 shall be determined and made in accordance with Code ss. 401(a)(9) and the regulations promulgated thereunder, including the minimum distribution incidental benefit requirement of Treas. Reg.
         ss. 1.401(a)(9)-2.

                  (b) Definitions. For purposes of this Section 5.08, the following terms and phrases shall have the meanings indicated below:

                           (i)      Required Beginning Date -

                                    (A)      General Rule - The Required
                           Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2, subject to the transitional rule of subparagraph (B) below.

                                    (B)      Transitional Rule - The Required
                           Beginning Date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                                             (1)      Non-5-Percent Owners. The
                                    Required Beginning Date of a Participant who is not a 5-Percent Owner (as defined in subparagraph (C) below) during any Plan Year beginning after December 31, 1979, is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                                             (2)      5-Percent Owners. The
                                    Required Beginning Date of a Participant who is a 5-Percent Owner (as defined in subparagraph (C) below) during any Plan Year beginning after December 31, 1979, is the first day of April following the later of the calendar year in which the Participant attains age 70-1/2, or the earlier of (1) the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-Percent Owner or (2) the calendar year in which the Participant retires.

                                    (C)      5-Percent Owner - A Participant is
                           treated as a 5-Percent Owner for purposes of this paragraph (i) if such Participant is a 5-Percent Owner as defined in Code ss. 416(i) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent Plan Year.

                                    (D)      Once distributions have begun to a
                           5-Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-Percent Owner in a subsequent year.

                           (ii) Distribution Calendar Year - A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to subsection (d) below.

                           (iii) Designated Beneficiary - The individual(s) who is (are) designated as the Beneficiary under the Plan by the terms of the Plan or by an affirmative election by the Participant (and/or the Participant's Spouse) consistent with the requirements of the Plan. Designated Beneficiaries must be identifiable (within the meaning of Treas. Reg.
                  ss. 1.401(a)(9)-1(D-2)) as of the Participant's Required Beginning Date, or as of the Participant's death, and at all subsequent times.

                           (iv) Applicable Life Expectancy - The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, such succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                           (v) Life Expectancy - Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Treas. Reg. ss. 1.72-9. Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in subsection
                  (d)(ii)(B) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                  (c) Required Distribution Rule. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

                  (d)      Death Distribution Provisions.

                           (i) Distribution Beginning Before Death - If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                           (ii) Distribution Beginning After Death - If the Participant dies before distribution of his or her interest begins, distributions of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                                    (A)      If any portion of the Participant's
                           interest is payable to a Designated Beneficiary, distributions may be made over the life of, or over a period certain not greater than the life expectancy of, the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                                    (B)      If the Designated Beneficiary is
                           the Participant's surviving Spouse, the date distributions are required to begin in accordance with subparagraph (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                  If the Participant has not made an election pursuant to this subsection (d) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (a) December 31 of the calendar year in which distribution would be required to begin under this subsection (d), or (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (iii) For purposes of paragraph (ii) above, if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of paragraph
                  (ii), with the exception of subparagraph (B) therein, shall be applied as if the surviving Spouse were the Participant.

                           (iv) For purposes of this subsection, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

                           (v)      For purposes of this subsection,
                  distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if paragraph (iii) above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to paragraph (ii) above). If distribution in the form of an annuity described in subsection (f)(i) below irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

                  (e) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                           (i)      The life of the Participant;

                           (ii) The life of the Participant and a Designated Beneficiary;

                           (iii) A period certain not extending beyond the life expectancy of the Participant; or

                           (iv) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary;

                  (f)      Determination of Amount to be Distributed Each Year.

                           (i) If the Participant's interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity shall satisfy the following requirements:

                                    (A)      The distribution period must be
                           over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in Code ss. ss. 401(a)(9)(A)(ii) or 401(a)(9)(B)(iii),
                           whichever is applicable;

                                    (B)      The life expectancy (or joint life
                           and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy;

                                    (C)      Once payments have begun over a
                           period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted.

                                    (D)      Payments must either be
                           nonincreasing or increase only as follows:

                                             (1)      With any percentage
                                    increase in a specified and generally
                                    recognized cost-of-living index;

                                             (2)      To the extent of the
                                    reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in subsection
                                    (e) above dies and the payments continue otherwise in accordance with that section over the life of the Participant;

                                             (3)      Because of an increase in
                                    benefits under the Plan.

                                    (E)      If the annuity is a life annuity
                           (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to subsection (d) above) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

                                    (F)      If the annuity is a period certain
                           annuity without a life contingency (or is a life annuity with a period certain exceeding 20 years) period payments for each Distribution Calendar Year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to subsection (d) above) is the annual amount for the first Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to subsection (d) above) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

                           (ii) Annuities purchased after December 31, 1988, are subject to the following additional conditions:

                                    (A)      Unless the Participant's Spouse is
                           the Designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first distribution calendar year may not exceed the applicable period determined using the table set forth in Treas. Reg. ss. 1.401(a)(9)-2(Q&A-5).

                                    (B)      If the Participant's interest is
                           being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Treas. Reg.
                           ss. 1.401(a)(9)-2(Q&A-6).

                           (iii) Transitional Rule. If payments under an annuity which complies with paragraph (i) above begin prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Participant prior to January 1, 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

                           (iv) If the form of distribution is an annuity made in accordance with this subsection (f), any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

         5.09     Code ss. 401(a)(31) Requirement.

                  (a) General Rule. If a Participant or Surviving Spouse (or alternate payee) of a Participant who is to receive a payment under this Article and Article IV which is an eligible rollover distribution (as defined below) elects (within the 90 day period ending on the Annuity Starting Date) to have such distribution (or a portion of such distribution) paid directly to an eligible retirement plan (as defined below) and specifies the eligible retirement plan to which such distribution is to be paid, such payment to be made to the

         Participant or Surviving Spouse (or alternate payee) of a Participant shall be made in the form of a direct lump sum cash transfer from the Trustee to the trustee of the eligible retirement plan so specified in lieu of the payment otherwise required by this Article and Article IV. The preceding sentence shall only apply to the extent that the eligible rollover distribution would be includable in the Participant's or Surviving Spouse's (or alternate payee's) gross income if not so transferred (determined without regard to Code ss. ss. 402(c) and 403(a)(4)).

                  (b) Definitions. For purposes of this Section, the following terms shall have the meanings indicated:

                           (i)      Eligible retirement plan shall mean:

                                    (A)      with respect to a Participant (or
                           alternate payee), an individual retirement account described in Code ss. 408(a), an individual retirement annuity described in Code ss. 408(b) (other than an endowment contract), a qualified trust which is a defined contribution plan and the terms of which permit the acceptance of rollover distributions, or an annuity plan described in Code ss. 403(a); or

                                    (B)      with respect to a Surviving Spouse
                           of a Participant, an individual retirement account described in Code ss. 408(a) or an individual retirement annuity described in Code ss. 408(b) (other than an endowment contract).

                           (ii) Eligible rollover distribution shall mean any distribution to a Participant or Surviving Spouse (or alternate payee) of a Participant of all or any portion of the balance to the credit of such individual in this Plan; provided, however, such term shall not include:

                                    (A)      any distribution which is one of a
                           series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or his designated Beneficiary or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of 10 years or more;

                                    (B)      any distribution to the extent such
                           distribution is required by Section 5.08;

                                    (C)      the portion of any distribution
                           that is not includable in gross income; and

                                    (D)      any other distribution or portion
                           of a distribution to the extent such distribution is not considered an eligible rollover distribution under Treasury regulations or other guidance issued by the Internal Revenue Service.

                  (c) Special Effective Date. The provisions of this Section shall be effective for any distributions or payments made after December 31, 1992.

                  (d) Satisfaction of Requirements. For purposes of this Section, the Participant or Surviving Spouse (or alternate payee) of a Participant electing the transfer must present sufficient evidence in a timely manner to the Plan Administrator that the transferee plan satisfies the definition of an eligible retirement plan set forth above. At a minimum, the Participant or Surviving Spouse (or alternate payee) must state the name of the transferee plan and represent that the transferee plan is an eligible retirement plan (as defined in paragraph (i) of subsection (b) above). The Participant or Surviving Spouse (or alternate payee) must also present such additional documentation as the Plan Administrator may require which shall be used to verify that the requirements of this Section have been met. The Trustee, the Committee, the Plan Administrator, or any Plan fiduciary shall have no duty to verify the authenticity of any such evidence or documentation, and shall be entitled to rely on any such evidence submitted by a Participant or Surviving Spouse (or alternate payee), without questioning the authenticity thereof, unless it is unreasonable so to rely. Furthermore, in the event that the Trustee, the Committee, the Plan Administrator or any Plan fiduciary shall have actual knowledge of an issue relating to the transferee plan's ability to satisfy the definition of an eligible retirement plan, such issue must be expressly resolved in favor of the satisfaction of such definition by the transferee plan by a ruling from the Internal Revenue Service or by an opinion of legal counsel (chosen by the Participant or Surviving Spouse (or alternate payee), but acceptable to the Committee) directed to the Trustee, the Plan, the Committee, the Plan Administrator and any fiduciary of the Plan, before the transfer can occur.

                  (e) Determination in the Committee's Discretion. The Committee shall have complete and absolute discretion to determine whether the proposed transferee plan selected by the distributee satisfies the requirements of this Section, and to determine whether the requirements of this Section have otherwise been satisfied by a proposed transfer.

                  (f) Interpretation. The provisions of this Section shall be interpreted in accordance with Code ss. 401(a)(31), as added by the Unemployment Compensation Amendments of 1992, and any regulations or other guidance promulgated by the Internal Revenue Service thereunder, and shall not be construed or interpreted in a manner other than strict compliance with such requirements.

                  (g) Application of Other Rules. For all purposes of this Plan, the election by a Participant or Surviving Spouse (or alternate payee) of a Participant of a transfer under this Section shall be considered a payment or distribution under this Article and Article IV as if the amount transferred were paid directly to the Participant or Beneficiary (or alternate payee).

                                  ARTICLE VI.

                          CONTRIBUTIONS AND TRUST FUND

         6.01 Required Participant Contributions. Participants under the Plan are not required nor permitted to contribute to the Trust Fund.

         6.02 Contributions by the Employer. Annually, the Committee shall cause an actuarial valuation of the liabilities under the Plan to be made by an Enrolled Actuary on the basis of the service and mortality tables, rate of interest, and method of funding approved by the Committee.

         The Enrolled Actuary shall report to the Committee as to:

                  (a) The amount of the minimum funding requirement under Code ss. 412, which would be sufficient to provide for currently accruing benefit liabilities; and

                  (b) The applicable limitations established by law as to the amount of the deposit in respect of both past and currently accruing benefit liabilities which could be deducted as a cost for tax purposes.

         The contributions of the Employer will be paid at such times and in such amounts as the Company shall determine based on the Committee's information, in accordance with the requirement for quarterly contributions under Code ss. 412(m) and ERISA ss. 302(e).

         6.03 Return of Contributions. Notwithstanding the foregoing, Contributions made by the Employer shall be returned to said Employer by the Trustee in the following instances:

                  (a) Mistake of Fact. If a Contribution is made by the Employer under a mistake of fact, the amount of the Contribution described in subsection (c) below shall be returned to the Employer within one year after the payment of said Contribution.

                  (b) Deductibility Condition. All Contributions made to the Plan are specifically made contingent upon their deductibility by the Employer. If a Contribution is nondeductible under Code ss. 404 for the Plan Year for which it was contributed, then the amount described in subsection (c) below shall be returned to the Employer within one year after the disallowance of the deduction. The provisions of this subsection (b) shall be construed in accordance with Rev. Proc. 89-35, Rev. Proc. 90-49, and any corresponding future guidance issued by the Internal Revenue Service.

                  (c)      Amount Returned. For purposes of subsection (a) and
         (b) above, the amount which will be returned to the Employer is the excess of (i) the amount contributed, over, as relevant, (ii) (A) the amount that would have been contributed had no mistake of fact occurred, or (B) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance of a deduction. Earnings attributable to the excess Contribution will not be returned to the Employer, but losses attributable thereto will reduce the amount so returned.

                  (d) Construction. The provisions of this Section shall be construed in a manner consistent with Rev. Rul. 91-4 or any future guidance issued by the Internal Revenue Service regarding
         Code ss. 401(a)(2) and ERISA ss. 403(c)(2).

                                  ARTICLE VII.

                                 ADMINISTRATION

         7.01 Committee. Administration of the Plan, the exclusive power to interpret it, and the responsibility for carrying out its provisions are vested in an administrative Committee, which shall be comprised of one or more members. The President of the Company shall appoint the Committee member(s) and shall have the power of removal and substitution. Any Committee member may resign by notifying the Company in writing. The Committee shall establish rules for administration of the Plan and the transaction of its business. The Committee shall constitute the "administrator" (as defined in ERISA ss. 3(16)(A)) and the "plan administrator" (as defined in Code ss. 414(g)) of the Plan, and shall perform the duties and responsibilities associated therewith unless otherwise provided in this Plan.

         7.02 Plan Administrator. One or more persons, who may or may not be members of the Committee, shall be appointed by the Committee to serve as the Plan Administrator. If no such appointment is made, the Committee shall be the Plan Administrator. The Plan Administrator shall perform those duties and responsibilities allocated to it under the terms and provisions of this Plan and any other duties and responsibilities delegated to it by the Committee.

         7.03 Delegation of Duties. The Committee may obtain clerical, legal, accounting and actuarial assistance to carry out the provisions of the Plan.

         7.04 Plan Records. The Committee shall maintain appropriate accounts and records of the Plan and shall keep in convenient form the data necessary for actuarial valuations.

         7.05 Committee Liability. Committee members shall use ordinary care and diligence in performing their duties; however, to the extent permitted by ERISA or other applicable law, no member shall be personally liable by virtue of any contract, agreement, bond or other instrument made or executed by or for him as a Committee member, nor for any loss unless due to his own willful misconduct.

         7.06 Committee Indemnification. The Employer shall indemnify each Committee member against costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against him because of any act of omission or commission performed by him as a Committee member while acting in good faith and exercising his judgment for the best interest of the Plan.

         Promptly upon receipt by an indemnified party under this Section, of notice of the commencement of any such action, such indemnified party will, if a claim in respect thereof is to be made against an Employer or all of the Employers in the aggregate, notify the Company of the commencement thereof, but the omission to so notify the Company will not relieve it from the liability hereunder, nor from any other liability which it may have to such person. The Employer shall be entitled to participate at its own expense in the defense or to assume the defense of any action brought against any party indemnified hereunder.

         In the event the Employer acting by and through the Company elects to assume the defense of any such suit, such defense shall be conducted by counsel chosen by the Company, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

         7.07 Committee Expenses. Subject to Section 9.01, any reasonable expenses incurred by the Committee, with the prior approval of the Company, in the performance of its duties shall be paid by the Plan. The members of the Committee shall serve without compensation for the performance of their duties hereunder, unless a member of the Committee is not a full-time Employee of an Employer.

         7.08 Interpretation of the Plan and Findings of Facts. The Committee shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to make factual findings with respect to any issue arising under the Plan, to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In furtherance of, but without limiting, the foregoing, the Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee):

                  (a) To resolve all questions (including factual questions) arising under the provisions of the Plan as to any individual's entitlement to become a Participant; and

                  (b) To determine the amount of benefits, if any, payable to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto);

All decisions of the Committee as to the facts of the case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the claims and review procedures under this Plan. The Committee shall direct the Trustee relative to benefits to be paid under the Plan and shall furnish the Trustee with any information reasonably required by it for the purpose of paying benefits under the Plan.

                                 ARTICLE VIII.

                           THE TRUST FUND AND TRUSTEE

         8.01 Existence of Trust. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in this Plan.

         8.02 Exclusive Benefit Rule. The Trust Fund shall be received, held in trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA ss. 404(a)(1)(A)(ii). (See
Section 9.01.) No person shall have any interest in, or right to, the Trust Fund or any part thereof, except as specifically provided for in this Plan or the Trust Agreement.

         8.03 Removal of Trustee. The President of the Company may remove the Trustee at any time upon the notice required by the terms of the Trust Agreement, and upon such removal or upon the resignation of a Trustee, the President shall appoint a successor Trustee.

         8.04 Powers of Trustee. The Trustee shall have the power to hold, invest, reinvest, or to control and disburse the Trust Funds in accordance with the provisions of the Trust Agreement and this Plan. Notwithstanding the foregoing, the President of the Company may appoint one or more investment managers to direct the investment of the Trust Fund. Furthermore, an investment committee of the Company may manage all or a portion of the Trust Fund upon appointment by the President of the Company.

         8.05 Integration of Trust. The Trust Agreement shall be deemed to be a part of this Plan, and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement.

         8.06 Liability for Payments. Each Participant, Beneficiary, Spouse, joint annuitant or other party that shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment. No liability for the payment of benefits under the Plan shall be imposed upon the Committee or the Employer except as may be required by ERISA ss. 4062(b) pertaining to Employer liability imposed by the Pension Benefit Guaranty Corporation in the event the Plan terminates with assets which are insufficient to provide the Plan liabilities guaranteed by the Pension Benefit Guaranty Corporation; or ERISA ss. 302(f) pertaining to Employer liability to the Plan for failure to make a required contribution.

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         9.01 Exclusive Benefit Rule. The Trust Fund shall be received, held in trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA ss. 404(a)(1)(A)(ii).

         9.02 Merger or Consolidation of Company. If the Company is merged or consolidated with another organization, or another organization acquires all or substantially all of the Company's assets, such organization may assume the role of the Company hereunder by action of its Board of Directors and by action of the Board of the prior Company, if still existent. Such change in the Company shall not be deemed a termination of the Plan by either the predecessor or successor Company.

         9.03     Nonalienation or Assignment.

                  (a) Spendthrift Clause. Except as provided in (b) below, none of the benefits under the Plan are subject to the claims of creditors of Participants or their Beneficiaries, and will not be subject to attachment, garnishment, or any other legal process whatsoever. Neither a Participant nor his Beneficiaries may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant or Beneficiary. Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Code ss. 401(a)(13)(C); provided that the requirements of Code ss. 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

                  (b)      Qualified Domestic Relations Orders.

                           (i)      General Rule. The provisions of subsection
                  (a) above shall not apply to a "qualified domestic relations order," as defined in Code ss. 414(p), or any other domestic relations order permitted to be treated as a "qualified domestic relations order" by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a "qualified domestic relations order," a former Spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                           (ii)     QDRO Procedures.

                                    (A)      Procedure Upon Receipt. Upon
                           receiving a domestic relations order, the Plan Administrator shall notify all affected Participants and any alternate payees (Spouse, former spouse, child or other dependent of the Participant, named in the order) that the order has been received. The Plan Administrator shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified.

                                    (B)      Procedure During Determination.
                           During the period the Plan Administrator is determining the qualified status of the order, the Plan Administrator shall separately account for the amounts (if any) that would be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Plan Administrator determines the order is a qualified domestic relations order during the 18-month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment of the amounts determined in accordance with the preceding sentence. If the Plan Administrator cannot make a determination of the order's qualified status during this 18-month period (or determines the order is not a qualified domestic relations order), then the separate accounting required under the first sentence of this subparagraph (B) shall no longer be required.

                           (iii) QDRO Payouts. Notwithstanding any provision of this Plan to the contrary, effective as of the first day of the calendar month following the date which is 30 days from the date a favorable determination letter is received for this Plan with this provision included (the "QDRO Payout Effective Date"), then if at any time, either before or after the QDRO Payout Effective Date, this Plan receives a domestic relations order which is determined to be a "qualified domestic relations order" pursuant to subsection (b) above, and such order requires that a portion of a Participant's accrued Benefit become, in effect, an Accrued Benefit of an alternate payee, then, if the Actuarially Equivalent present value of the alternate payee's vested Accrued Benefit does not exceed $7,500, the alternate payee's vested Accrued Benefit shall be distributed to such alternate payee in the form of a single lump sum payment (or such other form as may be required by said qualified domestic relations order) as soon as possible after (1) such order is determined to be a qualified domestic relations order, if the order is received after the QDRO Payout Effective Date, or (2) the QDRO Payout Effective Date, if the order was received before the QDRO Payout Effective Date, or (3) any later date specified in said qualified domestic relations order. If the alternate payee should thereafter vest in additional Accrued Benefits, this payout rule shall be applied to such additional vested Accrued Benefit as if such order were received as of the date the additional vesting occurs. No consent of the alternate payee shall be required for a distribution under this paragraph
                  (iii) pursuant to Treas. Reg. ss. 1.411(a)-11(c)(6).

                           (iv) Status of Alternate Payee. An alternate payee under a qualified domestic relations order shall be entitled to all rights of a Beneficiary hereunder except as otherwise specified herein.

         9.04 Plan Continuance Voluntary. Although it is the intention of each Employer that this Plan shall be continued and that contributions shall be made regularly, this Plan is entirely voluntary on the part of each participating Employer, and the continuance of the Plan is not assumed as a contractual obligation of any Employer.

         9.05 Plan not an Employment Contract. This Plan shall not be deemed to constitute a contract between any participating Employer and any Participant or to be consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of any Employer or to interfere with the right of any Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

         9.06 Payments to Minors and Others. In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, or any other Participant or Beneficiary who, in the opinion of the Committee, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Committee, in its sole and complete discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of any incompetent, or to any adult with whom such person temporarily or permanently resides; and any such guardian, committee, relative, or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative, or other person shall be a complete discharge to the Trustee, the Committee and this Plan, without any responsibility on the part of the Committee or the Trustee to see to the application of amounts so distributed.

         9.07 Governing Law. This Plan shall be administered in the United States of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under ERISA. To the extent that ERISA shall not be held to have preempted local law, the Plan shall be administered under the laws of the State of Georgia. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         9.08 Indemnification. The Employers hereby agree to indemnify any current or former Employee or director to the full extent of any expenses, penalties, damages, or other pecuniary loss which such current or former Employee may suffer as a result of his responsibilities, obligations, or duties in connection with the Plan or Trust or fiduciary activities actually performed in connection with the Plan or Trust. Such indemnification shall be paid by the Employers to the current or former Employee to the extent that fiduciary liability insurance is not available for the payment of such items, but in no event shall such items be paid out of Plan assets. This indemnification agreement shall not apply to loss sustained as a result of willful wrongdoing, as determined by the Company. Notwithstanding the foregoing, this indemnification agreement shall not relieve any current or former Employee serving in a fiduciary capacity of his fiduciary responsibilities under ERISA, nor shall this agreement violate any provision of ERISA as it may be interpreted from time to time by the United States Department of Labor and any courts of competent jurisdiction.

         9.09 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         9.10 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan, and are not to be considered in the construction hereof.

         9.11     Claims Procedure.

                  (a) Filing a Claim. All claims and requests for benefits under the Plan shall be directed to the attention of the Plan Administrator in writing. The writing must be reasonably calculated to bring the claim to the attention of the Plan Administrator.

                  (b) Notification of Denial. If the Plan Administrator determines that any individual who has claimed a right to receive benefits under the Plan (the "claimant") is not entitled to receive all or any part of the benefits claimed, the claimant shall be informed in writing of the specific reason or reasons for the denial, with specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why said material or information is necessary and a description of the review procedures set forth in subsection (d) below.

                  (c) Timing of Notification. The claimant shall be so notified of the Plan Administrator's decision within 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Plan Administrator shall furnish the claimant written notice of the extension prior to the termination of the initial 90-day period. In no event shall said extension exceed a period of 90 days from the end of said initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a final decision. If for any reasons, the claimant is not notified within the period described above, the claim shall be deemed denied and the claimant may then request review of said denial, subject to the provisions of subsection (d) below.

                  (d) Review Procedures. The claimant or his duly authorized representative may, within 60 days after notice of the Plan Administrator's decision, request a review of said decision by the administrative Committee, review pertinent documents and submit to the Committee such further information as will, in the claimant's opinion, establish his rights to such benefits. If upon receipt of this further information, the Committee determines that the claimant is not entitled to the benefits claimed, it shall afford the claimant or his representative reasonable opportunity to submit issues and comments in writing and to review pertinent documents. If the claimant wishes, he may request in writing that the Committee hold a hearing. The Committee may, in its discretion, schedule an opportunity for a full and fair hearing on the issue as soon as is reasonably possible under the circumstances. The Committee shall render its final decision with the specific reasons therefor in writing and in a manner calculated to be understood by the claimant.

                  (e) Timing of Final Decision. The Committee's final decision shall include specific references to the pertinent Plan provisions on which the decision is based, and shall be transmitted to the claimant by certified mail within 60 days of receipt of claimant's request for such review, unless special circumstances require a further extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the Committee holds regularly scheduled meetings at least quarterly, in lieu of the time period described above, the Committee's decision on review shall be made by no later than the date of the meeting of the Committee which immediately follows its receipt of the request for review, unless said request is filed within 30 days preceding the date of said meeting in which case a decision shall be made no later than the date of the second meeting following its receipt of said request for review. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than the third meeting of the Committee following its receipt of the request for review. If a decision on review is not furnished within the time period described above, the claim shall be deemed denied on review.

                  (f)      Special Effective Date. The provisions of this
         Section 9.11 shall be effective as of June 1, 1999. Prior to that date, the provisions of Section 9.11 of the Plan, as it was amended and restated effective as of January 1, 1987, shall govern the handling of claims.

         9.12 Misstatement in Application for Retirement Income. If a Participant in his application for retirement income, or in response to any request of his Employer, the Company or the Committee for information, makes any statement which is erroneous or omits any material fact or fails before receiving his first retirement income payment to correct any information that he previously incorrectly furnished to his Employer or the Committee for its records, the amount of his retirement income shall be adjusted on the basis of the correct facts, and the amount of any overpayment or underpayment thereto made to such Participant shall be deducted from or added to his next succeeding payments as the Committee shall direct.

         9.13 Liability Limited. To the extent permitted by ERISA and other applicable law, neither the Committee, nor any member thereof, nor any Employer shall be liable for any acts of omission or commission in administering the Plan, except for his or its own individual, willful misconduct. The Company and each member of the Committee shall be entitled to rely conclusively on all tables, valuations, certificates, opinions and reports which shall be furnished by an actuary, accountant, trustee, insurance company, counsel or other expert who shall be employed or engaged by the Committee, Company or Board or any Employer.

         9.14 Location of Participant or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of a reasonable time after it has become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort (including requests to the Internal Revenue Service under Policy Statement P-1-187), to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the contributions to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

         9.15 Forfeitures and Investment Income. Forfeitures, if any, and investment income shall be used to reduce the contributions of Employers and shall not be used hereunder to increase the benefit of any person.

         9.16 Prohibited Discrimination. This Plan shall be operated and administered in a uniform and consistent manner with respect to all Participants and in a manner which does not discriminate in favor of Highly Compensated Employees.

         9.17 Correction of Participants' Benefits. If an error or omission is discovered in the Accrued Benefit of a Participant, or in the amount distributed to a Participant, the Committee will make such equitable adjustments in the records of the Plan and, if applicable, in the payments made to a Participant, as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, an Employer may, in its discretion, make a special contribution to the Plan for the purpose of correcting any such error or omission.

         9.18 Action of Employer, Committee and Plan Administrator. Except as may be specifically provided, any action required or permitted to be taken by an Employer, Committee, or the Plan Administrator may be taken on behalf of such person by any entity or individual who has been delegated the proper authority.

         9.19 Employer Records. Records of an Employer as to an Employee's or Participant's period of employment, severance from employment and the reason therefore, leaves of absence, reemployment, compensation, and elections or designations under this Plan will be conclusive on all persons, unless determined to be incorrect.

                                   ARTICLE X.

                       AMENDMENT, TERMINATION AND ADOPTION

         10.01 Permanency of Plan and Trust. It is contemplated by the Company and each Employer that the Plan and Trust shall be maintained permanently and that they shall constitute a qualified plan under Code ss. 401 and a tax-exempt trust under Code ss. 501, or any successor provisions. Nevertheless, the Company and each Employer must necessarily reserve and does hereby reserve the rights of amendment, termination and withdrawal as set forth in this Article.

         10.02    Right to Amend Plan.

                  (a) Amendment by the Company. The Company reserves the right, at any time, to modify or amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make such amendments effective retroactively, if necessary or desirable, to bring the Plan into conformity with the Code, ERISA, and any applicable regulations promulgated so that the Plan may continue to remain qualified and the Trust may continue to remain tax-exempt, or for any other purpose, subject to subsection (b) below.

                  (b)      Restrictions on Amendments.

                           (i) Exclusive Benefit Rule. No modification or amendment shall make it possible for Trust assets to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries in accordance with
                  Section 9.01 (Exclusive Benefit Rule) herein, except as provided in Section 6.03 (Return of Contributions).

                           (ii)     Code ss. 411(d)(6) Restrictions. No
                  amendment to the Plan shall be permitted that would have the effect of decreasing the Accrued Benefit of any Participant. Furthermore, no amendment shall be permitted that would have the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations under Code ss. 411(d)(6)(B)(i)) or, except as permitted under Treasury regulations, eliminating an "optional form of benefit" as defined in Treas. Reg. ss. 1.411(d)-4(Q&A-1) with respect to a Participant's Accrued Benefit. Notwithstanding the preceding sentences, a Participant's Accrued Benefit may be reduced to the extent permitted under Code ss. 412(c)(8).

                           (iii) Code ss. 411(a)(10) Vesting Restrictions. Any amendment changing the vesting schedule of this Plan shall comply with the provisions of Section 3.02 (Changes in Vesting Schedule). For purposes of this paragraph (iii), an "amendment changing the vesting schedule" is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Accrued Benefit as described in Treas. Reg. ss. 1. 411(a)-8(c).

         10.03    Right to Terminate Plan and Trust.

                  (a) Termination by the Company. The Company reserves the right, at any time, to wholly or partially terminate the Plan. If the Plan is terminated by the Company, all Accrued Benefits of "affected" Participants within the meaning of Code ss. 411(d)(3) as of the date of termination shall immediately become fully vested, to the extent funded. See Section 3.03 (Vesting Upon Termination). If the Plan is partially terminated by the Company or by an Employer, all Accrued Benefits of those "affected" Participants within the meaning of Code ss. 411(d)(3) shall, as of the date of partial termination, immediately become fully vested, to the extent funded.

                  (b) Distributions Upon Termination. If the Plan is terminated, the Accrued Benefits of affected Participants shall be either held in the Trust pursuant to the provisions of the Plan or distributed as soon as administratively feasible pursuant to Rev. Rul. 89-87, in the sole discretion of the Company.

         10.04    Merger, Consolidation, or Transfer of Assets.

                  (a) Code ss. 401(a)(12) Restriction. The Plan shall not be merged or consolidated with any other plan, and its assets and liabilities may not be transferred to any other trust, unless each Participant, immediately after the merger, consolidation or transfer (if the Plan then is terminated), would receive a benefit which is equal to or greater than the benefit he would have been entitled to receive, and would be entitled to each benefit payment option which he would have been entitled to, immediately before the merger, consolidation or transfer (if the Plan is then terminated).

                  (b) Transfers of Assets and Liabilities to/from Plan. This Plan may be the recipient of a transfer of assets and liabilities from, or may transfer liabilities and assets to, another plan qualified under Code ss. 401(a), subject to the approval of the Company, but only if such transfer satisfies the provisions of Treas.
         Reg. ss. 1.411(d)-4(Q&A-3).

                  (c) Changes in Law. In the event that another qualified retirement plan is merged with this Plan and this Plan is the surviving plan following the merger, and if the date of the merger follows the effective date of a change in the qualification requirements of the Code but precedes the date by which the other plan is required to be amended to take into account those changes in the law, then the applicable provisions of this Plan (as amended) shall be deemed to relate back and to be included in the other plan as of the applicable effective date.

         10.05    Distribution of Assets of Trust Fund.

                  (a) In the event that it becomes necessary to terminate the Plan, the assets in the Trust Fund held for the benefit of the affected Participants, Spouses, Beneficiaries, and joint annuitants shall be applied in the following order, all persons in each class being entitled to their respective proportionate shares based upon the present value of their benefits at the time of application.

         Firstly:

                           (i) In the case of benefits which had been in pay status three years prior to the date of discontinuance, provision to all Participants, Spouses, Beneficiaries, and joint annuitants of the lowest benefit in pay status during such three-year period.

                           (ii) In the case of benefits which would have been in pay status for three years prior to the date of discontinuance had the Participant retired, provision to all Participants, Spouses, Beneficiaries, and joint annuitants of the lowest benefit which would have been in pay status during such three-year period but ignoring any increase in such benefits as a result of amendments to the Plan during the five-year period prior to the date of discontinuance.

         Secondly: Provision to all Participants, Spouses, Beneficiaries, and joint annuitants of benefits insured by the Pension Benefit Guaranty Corporation not previously provided for herein.

         Thirdly: Provision to all Participants, Spouses, Beneficiaries, and joint annuitants of any benefits to which they had a vested right just prior to the date of discontinuance not previously provided for herein. Any benefits which were vested as a result of the discontinuance shall be ignored for purposes of this paragraph.

         Fourthly: Provisions to all Participants, Spouses, Beneficiaries, and joint annuitants of all remaining benefits which accrued prior to the date of the discontinuance but are not previously provided for herein.

         If the assets available in the Trust Fund are insufficient to provide for all of the benefits included in one of the above priority categories, the benefits determined according to the Plan provisions in effect five years prior to the date of discontinuance shall be provided for first. If the assets are sufficient to provide for all of these benefits, then the assets shall be applied to the extent possible to provide for increased benefits due to Plan amendments during such five-year period with the amendments being considered in chronological order with the most recent amendment being considered last.

                  (b) Any surplus remaining in the Trust Fund, after the satisfaction of all rights or contingent rights accrued under the Plan with respect to such benefits, shall, subject to the pertinent provisions of federal or state law, be returned to the Employer.

         10.06    Adoption of the Plan by Members of Controlled Group.

                  (a) Procedure for Adoption. This Plan may be adopted by the Board of Directors of any member of the Controlled Group by a formal resolution to adopt this Plan, indicating the effective date of said adoption, delivered to and accepted in writing by the Plan Administrator or approved by resolution of the Board of Directors of Flowers Industries, Inc. The resolution(s) referred to in the preceding sentence of this Section shall be attached hereto and made a part of the Plan. Such resolution(s) may, in addition to specifying the effective date of the adoption, specify other provisions including, but not limited to, credit for service prior to the effective date for benefit accrual, eligibility and vesting purposes.

                  (b) Procedure for Withdrawal. Each member of the Controlled Group may voluntarily withdraw from participating in the Plan, provided that notice of such intent to discontinue participation is furnished to the Company at least 90 days prior to the effective date of the withdrawal, unless waived by the Company. The Company unilaterally may terminate an Employer's participation in the Plan for failure: (1) to timely provide requested information; (2) to timely make contributions; or (3) to cooperate with the Company in administering the Plan. The Company may also unilaterally terminate an Employer's participation in the Plan for any other reason that it deems appropriate.

                  (c) Transfer of Assets and Liabilities. Upon the voluntary withdrawal or involuntary termination of an Employer's participation in the Plan, the Company shall determine the amount of assets and liabilities of the Plan (if any) which shall be transferred to any successor plan established by the Employer. This determination shall be made based upon principles set forth in Code ss. ss. 401(a)(12) and 414(l) and the regulations promulgated thereunder.

                  (d) Apportionment of Costs. All Employers shall share in the cost of the Plan, including but not limited to, the contributions to the Plan, the costs of the Committee, the costs of the consultants (actuaries, accountants, attorneys, etc.) and various other direct and indirect costs of operating the Plan which may initially be borne by the Company or an Employer but which are determined by the Committee to be costs associated with the Plan. The Committee shall apportion these costs to each Employer as it deems to be equitable.

                  (e) Cooperation. Each Employer shall cooperate fully with the Company and the Committee with regard to all matters pertaining to the Plan. Any failure to cooperate will be grounds for the involuntary termination of that Employer's participation in the Plan.

         10.07    Early Plan Termination Provision.

                  (a) General Limitation. In the event of termination of the Plan, the benefit of any active or former Highly Compensated Employee is limited to a benefit that is non-discriminatory under Code ss. 401(a)(4).

                  (b) Specific Limitation for Highly Compensated Employees. For Plan Years beginning on or after January 1, 1992, the benefits distributed to any of the 25 most highly compensated employees, whether active or former, are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

                  (c) Exceptions. The preceding subsection shall not apply if:

                           (i) After payment of the benefit to an Employee described in the preceding subsection, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code ss. 412(l)(7),

                           (ii) The value of the benefits for an Employee described in the preceding subsection is less than 1% of the value of current liabilities, or

                           (iii) The value of the benefits for an Employee described in the preceding subsection must not exceed $5,000.

                  (d) Benefit Definition. For purposes of this Section, the term "benefit" includes loans in excess of the amount set forth in Code ss. 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

         10.08 Military Service. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

         10.09 Electronic Means of Communication. Whenever, under this Plan, a Participant or Beneficiary is required or permitted to make an election, provide a notice, give a consent, request a distribution, or otherwise communicate with the Employer, the Plan Administrator, the Trustee or a delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request, or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

                                  ARTICLE XI.

                              TOP HEAVY PROVISIONS

         11.01 Applicability. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article XI shall be controlling and shall supersede any conflicting provisions in the Plan. This Article XI shall be interpreted in accordance with Code ss. 416 and the regulations thereunder.

         11.02 Definitions. For the purposes of this Article XI, the following terms shall have the following meanings:

                  (a) "Benefit Amount" shall mean (i) the present value (determined by reference to the interest and mortality factors specified in Exhibit A) of an individual's Accrued Benefit determined on the Valuation Date, plus (ii) the aggregate amount of distributions made with respect to such individual within the five (5) year period ending on the Determination Date (except to the extent already included on the Valuation Date). For this purpose, the Accrued Benefit of a current Participant shall be determined as if the individual terminated service as of such Valuation Date. For purposes of this Article XI, the Accrued Benefit of a Non-key Employee shall be determined under the method which is used for accrual purposes for all plans of the members of the Controlled Group; or if there is no method described above, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code ss. 411(b)(1)(C). With respect to a defined contribution plan, "Benefit Amount" shall mean (i) the sum of the amounts credited, as of the Determination Date, to an individual's account plus (ii) the aggregate amount of distributions within the five
         (5) year period ending on the Determination Date of such Plan.

                  (b) "Determination Date" shall mean the last day of the preceding Plan Year and, in the case of the first Plan Year, the last day of such first Plan Year.

                  (c) "Key Employee" shall mean any Employee or former Employee (and the beneficiaries of any such Employee) who at any time during the Plan Year containing the Determination Date or during the four preceding Plan Years was: (i) an officer of the Employer having an annual compensation greater than 50% of the dollar amount in effect under Code ss. 415(b)(1)(A), (ii) an owner (or considered an owner under Code ss. 318) of one of the 10 largest interests in the Employer if such individual's annual compensation from the Employer exceeds the dollar limitation in effect under Code ss. 415(c)(1)(A), (iii) a five-percent (5%) owner of the Employer or (iv) a one-percent (1%) owner of the Employer who has an annual compensation from the Employer of more than $150,000.

         For purposes of (i) above, no more than 50 Employees shall be treated as officers, and Employees described in Code ss. 414(q)(8) shall be excluded. For purposes of (ii) above, if two Employees have the same interest in the Employer, the Employee having the greater annual compensation from the Employer shall be treated as having a larger interest. The determination of who is a Key Employee will be made in accordance with Code ss. 416(i) and the regulations thereunder. For purposes of this subsection (c), "annual compensation" means "compensation" as defined in paragraph (i) of subsection (h) of Section 4.08, but including amounts contributed by any member of the Controlled Group pursuant to a salary reduction agreement which are excludable from gross income under Code ss. 125, 402(a)(8), 402(h) or 403(b).

                  (d) "Non-Key Employee" shall mean any Employee who is not a Key Employee.

                  (e) "Permissive Aggregation Group" shall mean the Required Aggregation Group plus any other plan or plans of a member of the Controlled Group which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss. ss. 401(a)(4) and 410.

                  (f) "Required Aggregation Group" shall mean a group of plans maintained by the Controlled Group comprised of (i) each qualified plan of the Controlled Group in which at least one Key Employee participates and (ii) any other qualified plan of the Controlled Group which enables a plan described in (i) above to meet the requirements of Code ss. ss. 401(a)(4) or 410.

                  (g) "Super Top-Heavy Plan" shall mean a plan as to which any of the following conditions exists:

                           (i) The Top-Heavy Ratio for the Plan exceeds ninety percent (90%) and the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group;

                           (ii) The Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

                           (iii) The plan is part of a Required Aggregation Group and a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

                  (h) "Top-Heavy Plan" shall mean a plan as to which any of the following conditions exists:

                           (i) The Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the plan is not part of a Required Aggregation Group or Permissive Aggregation Group;

                           (ii) The plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

                           (iii) The plan is part of a Required Aggregation Group and a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

                  (i) "Top Heavy Ratio" shall mean the ratio, as of the Determination Date, of the sum of the Benefit Amounts of all Key Employees to the sum of the Benefit Amounts of all Participants. The calculation of this ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code ss. 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. For purposes of determining the Top-Heavy Ratio of a Required Aggregation Group, the Benefit Amount of any individual shall also include any distributions made within the five (5) year period ending on the Determination Date under a terminated plan which if it had not been terminated, would have been included in the Required Aggregation Group. The Benefit Amount of any individual who has not performed an Hour of Service for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall not be taken into account when computing this ratio.

                  (j) "Valuation Date" shall mean the December 31, which falls within the 12-month period ending on the Determination Date.

         11.03    Minimum Accrued Benefit.

                  (a) Minimum Benefit Amount. For any Plan Year in which this Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and has completed one Hour of Service will accrue a benefit (to be provided solely by contributions by the Employer and expressed as a life annuity commencing at Normal Retirement Age) of not less than two percent (2%) of his or her highest average Compensation for the five consecutive years for which the Participant had the highest Compensation.

                  (b) Coordination with Other Plan Provisions. The minimum accrued benefit shall be determined without regard to Social Security contributions. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the Non-Key Employee's Compensation is less than a stated amount, (ii) the Non-Key Employee is not employed on the last day of the accrual computation period, or (iii) the Plan is integrated with Social Security.

                  (c) Limitation on Minimum Benefits. No additional benefit accruals shall be provided pursuant to (a) above to the extent that the total accruals on behalf of the Participant attributable to Contributions of the Employer will provide a benefit expressed as a life annuity commencing at Normal Retirement Age that equals or exceeds twenty percent (20%) of the Participant's highest average Compensation for the five consecutive years for which the Participant had the highest Compensation.

                  (d) No Duplication of Benefits. The minimum accrued benefit required by this Section shall be reduced (but not below zero) by the Accrued Benefit to which the Participant is otherwise entitled under this Plan determined without regard to this Section.

                  (e) Accrual Required During Suspension. The minimum benefit required under this Section shall not be subject to forfeiture on account of the reemployment of an Employee and suspension of his benefits in accordance with Code ss. 411(a)(3)(B) and ERISA ss. 203(a)(3)(B). If benefits are suspended during a period of reemployment, the benefit payable upon subsequent resumption of payments must be automatically increased to reflect the nonpayment of benefits during such period of reemployment.

         11.04 Minimum Vesting. The following vesting schedule shall apply to all Accrued Benefits attributable to contributions of the Employer:

             Years of                              Vested
          Vesting Service                        Percentage
          ---------------                        ----------
                2                                    20%
                3                                    40%
                4                                    60%
            5 or more                               100%

The above schedule applies to all accrued benefits within the meaning of Code ss. 411(a)(7) including benefits accrued before the effective date of Code ss. 416 and benefits accrued before the Plan became a Top-Heavy Plan. However, this schedule does not apply to the Accrued Benefits of any Employee who does not complete an Hour of Service after the Plan has initially become Top-Heavy.

         11.05 Impact on Code ss. 415 Limitations. Sections 4.08(h)(ii) and 4.08(h)(iii) of the Plan shall be read by substituting "100%" for "125%" wherever it appears therein. This substitution shall not have the effect of reducing any benefit accrued under this Plan prior to the first day of the Plan Year in which this provision becomes applicable. However, "100%" shall not be so substituted for "125%" if the Plan is not a Super Top-Heavy Plan and if Section 11.03(a) is applied by substituting "three percent (3%)" for "two percent (2%)" and Section 11.03(c) is applied by substituting "thirty percent (30%)" for "twenty percent (20%)."

         11.06 Compensation Limitation. For any Plan Year beginning before January 1, 1989, in which this Plan is a Top-Heavy Plan, the Compensation of any Employee in excess of $200,000 (as adjusted pursuant to Code ss. 416(d)) shall not be taken into account under this Plan, as required by Treas. Reg. ss. 1.416-1(T-41, 42). However, this Section shall not be construed to cause a reduction or elimination of any Participant's Code ss. 411(d)(6) protected benefits (as defined in Treas. Reg. ss. 1.411(d)-4).

         11.07 No Duplication of Benefits. If the Company or other member of the Controlled Group also maintains a defined contribution plan and both plans become Top-Heavy Plans, the minimum allocation provisions in this Article will not be required to be made to both plans. Thus, if both plans are Top-Heavy Plans, the requirements of this Article will be satisfied by providing the minimum required benefit under this defined benefit plan.

                                  ARTICLE XII.

                     SPECIAL PROVISIONS REGARDING THE MERGER
                          OF THE STORCK BAKING COMPANY
                       PENSION PLAN WITH AND INTO THE PLAN

         12.01 General Provisions. Effective as of January 1, 1997 (the "Storck Merger Effective Date"), the Storck Baking Company Pension Plan (the "Storck Plan") is merged with and into the Plan. The Plan shall, as of the Storck Merger Effective Date, assume all obligations of the Storck Plan under the terms and provisions of the Storck Plan for (i) employees of Storck Baking Company participating in the Storck Plan immediately prior to the Storck Merger Effective Date and (ii) former employees of Storck Baking Company and beneficiaries with vested accrued benefits under the Storck Plan immediately prior to the Storck Merger Effective Date. Such Participants and Beneficiaries shall, as of the Storck Merger Effective Date, automatically become Participants in the Plan, with respect to such accrued benefits only, and shall be referred to as "Storck Participants" herein. The Plan shall provide for payment of such vested accrued benefits pursuant to the provisions of the Plan subsequent to the Storck Merger Effective Date.

         12.02 Transfer of Plan Assets. Effective as of the Storck Merger Effective Date, the assets of the Storck Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and beneficiaries under the Plan, as amended by this Article.

         12.03 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Article is made on the condition (as required by Code ss. ss. 401(a)(12) and 414(1), as amended) that each Participant in the Plan will (if the Plan then terminated) be entitled to receive a benefit immediately after the merger and transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger and transfer (if either plan had then terminated), in accordance with Section 12.04. A Storck Participant's accrued benefit under the Storck Plan immediately prior to the Storck Merger Effective Date shall be the Participant's "Storck Accrued Benefit."

         12.04 Additional Optional Form of Benefit. Any Participant with a Storck Accrued Benefit shall be entitled to elect, in addition to the optional forms of benefit available under Article V, to have his Storck Accrued Benefit distributed in one lump sum at the time he is otherwise entitled to payment hereunder, if the Participant and the Participant's spouse consent in writing to such distribution in accordance with paragraphs (ii) through (v) of Section 5.02(b), subject to the provisions of Section 5.04 and subsection (a) of Section
5.02. Such lump sum shall be an amount which is the Actuarial Equivalent of said Storck Accrued Benefit determined as of the Participant's Annuity Starting Date.

         12.05 Actuarial Equivalent Amounts. In determining an amount which is the Actuarial Equivalent of a Storck Accrued Benefit, for purposes of computing the amount of a benefit in the form of a Period Certain and Life Annuity with a 10 year period certain, a Joint and Survivor Annuity with continuation payments equal to 50% or 100% of the initial monthly payments, a

Life Annuity, or a Level Income Annuity, the following mortality and interest factors shall apply: the 1983 Group Annuity Mortality Table for males set back one year and 5% interest.

         12.06 Vesting. Notwithstanding other provisions of Section 3.01(a) to the contrary, the extent to which a Participant's Storck Accrued Benefit shall be vested shall be determined in accordance with the provisions of the Storck Plan in effect at the time of the Participant's termination of employment if the Participant terminated from Storck Baking Company on or before December 31, 1988, and failed to complete at least one Hour of Service (as defined in Section 1.33(a)) with Storck Baking Company, or an Employer on or after January 1, 1989.

         12.07    Vested Cash Values.

                  (a) Benefits Derived From Vested Cash Values. With respect to each Storck Participant who has a Vested Cash Value, the following benefit shall be payable:

                           (i) Disability Benefit. If a Storck Participant becomes "totally and permanently disabled" as defined in
                  Section 12.07(d) below, he shall receive a pension benefit in the Standard Form commencing on what otherwise would have been his Normal Retirement Date equal to (i) an amount which can be provided by his Vested Cash Value, and (ii) his Storck Accrued Benefit reduced by the Actuarial Equivalent of the monthly annuity in the Standard Form which could have been purchased by the amount of his Vested Cash Value; provided, however, that in lieu of any pension benefit described in (i) above, any Storck Participant may elect at any time prior to his Normal Retirement Date a lump sum cash payment equal to his Vested Cash Value, in which event his monthly pension benefit in the Standard Form shall be equal to the amount described in
                  (ii) above.

                           (ii) Death Benefit. If a Storck Participant for whom Sections 4.07(a) or 4.07(b) do not apply dies while in active employment, prior to his Normal, Early or Delayed Retirement Date, there shall be paid to the beneficiary last designated by him an amount equal to his Vested Cash Value. Upon the death of a Storck Participant prior to what would otherwise have been his Normal Retirement Date hereunder who has terminated his employment but has not elected a cash payment as provided in Section 12.07(a)(iii) prior to his date of death, there shall be paid to the "beneficiary" (as defined in Section 12.07(c)) last designated by him an amount equal to his Vested Cash Value.

                           (iii) Termination Benefit. Any Storck Participant who has completed 5 Years of Vesting Service on his termination date shall be entitled to a pension benefit in the Standard Form commencing on his Normal Retirement Date equal to (i) an amount which can be provided by this Vested Cash Value, if any, and (ii) his Storck Accrued Benefit reduced by the Actuarial Equivalent of the monthly annuity in the Standard Form which could have been purchased by the amount of his Vested Cash Value; provided, however, that in lieu of any pension benefit described in (i) above, any Storck Participant may elect at any time prior to his Normal Retirement Date a lump sum cash payment equal to his Vested Cash

                  Value in which event his monthly pension benefit in the Normal Form shall be equal to the amount described in (ii) above.

                  (b) "Vested Cash Value." "Vested Cash Value" shall mean the vested portion of the net cash value of certain individual policies held by the Trustees of the Storck Plan prior to January 31, 1973, for the benefit of certain Storck Participants, which values were transferred to New England Mutual Life Insurance Company for deposit under a group annuity policy, as described in Section 18.1 of the Storck Plan, as that plan was amended and restated effective as of January 1, 1989.

                  (c) "Beneficiary." For purposes of this Article XII, "beneficiary" shall mean the person or persons determined in accordance with Section 1.07 of the Plan; provided, however, that if, at any time no Beneficiary has been designated by a Storck Participant, or the designated Beneficiary is no longer living or no longer exists, whichever is applicable, then the Storck Participant's "beneficiary" for purposes of this Article XII shall be deemed to be the person or persons described below, in the following order of priority:

                           (i)      the Participant's Spouse;

                           (ii) the Participant's natural and adopted children and children of deceased children, per stirpes;

                           (iii)    the Participant's parents in equal shares;

                           (iv) the Participant's brothers and sisters, and nephews and nieces who are children of deceased brothers and sisters, per stirpes; and

                           (v)      the Participant's estate.

                  (d)      "Totally and permanently disabled." For purposes of
         Section 12.07(a), a Storck Participant shall be considered to be "totally and permanently disabled" if he is unable to engage in any occupation or employment for wages or profit for which he is reasonably qualified by training, education or experience.

         12.08 Special Rule on Termination. Notwithstanding any other provision of this Plan, if the Plan is terminated within the 5-year period beginning on the Storck Merger Effective Date, then those benefits that would have been provided under the Storck Plan on a termination basis on December 31, 1996 shall be payable in a priority category higher than the highest priority category described in Section 10.05(a) of the Plan, to the extent provided in Treasury Regulations ss. ss. 1.414(l)-1(f) and (h).

                                 ARTICLE XIII.

                   SPECIAL PROVISIONS REGARDING THE MERGER OF
                   THE SHIPLEY BAKING COMPANY DEFINED BENEFIT
                  PENSION PLAN AND TRUST WITH AND INTO THE PLAN

         13.01 General Provisions. Effective as of December 31, 1998 (the "Shipley Merger Effective Date"), the Shipley Baking Company Defined Benefit Pension Plan and Trust (the "Shipley Plan") is merged with and into the Plan. The Plan shall, as of the Shipley Merger Effective Date, assume all obligations of the Shipley Plan under the terms and provisions of the Shipley Plan for (i) employees of Shipley Baking Company participating in the Shipley Plan immediately prior to the Shipley Merger Effective Date and (ii) former employees of Shipley Baking Company and beneficiaries with vested accrued benefits under the Shipley Plan immediately prior to the Shipley Merger Effective Date. Such Participants and Beneficiaries shall, as of the Shipley Merger Effective Date, automatically become Participants in the Plan, with respect to such accrued benefits only, and shall be referred to as "Shipley Participants" herein. The Plan shall provide for payment of such vested accrued benefits pursuant to the provisions of the Plan subsequent to the Shipley Merger Effective Date.

         13.02 Transfer of Plan Assets. Effective as of the Shipley Merger Effective Date, the assets of the Shipley Plan shall become assets of the Plan, and shall be held by the Trustee under the provisions of the Plan and its accompanying Trust for the exclusive benefit of Participants and beneficiaries under the Plan, as amended by this Article.

         13.03 Conditions for Merger and Transfer. The merger of plans and transfer of assets as provided for in this Article is made on the condition (as required by Code ss. ss. 401(a)(12) and 414(1), as amended) that each Participant in the Plan will (if the Plan then terminated) be entitled to receive a benefit immediately after the merger and transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger and transfer (if either plan had then terminated), in accordance with Section 13.04. A Shipley Participant's accrued benefit under the Shipley Plan immediately prior to the Shipley Merger Effective Date shall be the Participant's "Shipley Accrued Benefit."

         13.04 Additional Optional Form of Benefit. Any Participant with a Shipley Accrued Benefit shall be entitled to elect, in addition to the optional forms of benefit available under Article V, to have his Shipley Accrued Benefit distributed in one lump sum at the time he is otherwise entitled to payment hereunder, if the Participant and the Participant's spouse consent in writing to such distribution in accordance with paragraphs (ii) through (v) of Section 5.02(b), subject to the provisions of Section 5.04 and subsection (a) of Section
5.02. Such lump sum shall be an amount which is the Actuarial Equivalent of said Shipley Accrued Benefit determined as of the Participant's Annuity Starting Date.

         13.05 Actuarial Equivalent Amounts. In determining an amount which is the Actuarial Equivalent of a Shipley Accrued Benefit, for purposes of computing the amount of a benefit in the form of a Joint and Survivor Annuity with continuation payments equal to 50%, 75% or 100% of the initial monthly payments, or a Life Annuity, the following mortality and interest factors shall apply:

                  (a)      Mortality Table

                           (i)      Pre-retirement: none.

                           (ii)     Post-retirement: UP - 1984.

                  (b)      Interest Rate: 8%.

In determining an amount which is the Actuarial Equivalent of a Shipley Accrued Benefit, for purposes of computing the amount of a benefit in the form of a lump sum distribution, the mortality and interest factors that shall apply are either the factors set forth above in this Section 13.05, or the factors described in the second sentence of Section 1.03 of the Plan, whichever factors produce the largest lump sum amount.

         13.06 Vesting. Notwithstanding other provisions of Section 3.01(a) to the contrary, the extent to which a Participant's Shipley Accrued Benefit shall be vested shall be determined in accordance with the provisions of the Shipley Plan in effect at the time of the Participant's termination of employment if the Participant terminated from Shipley Baking Company on or before December 31, 1998, and failed to complete at least one Hour of Service (as defined in Section 1.33(a)) with Shipley Baking Company, or an Employer on or after January 1, 1999. In the case of a Shipley Participant who is credited with at least one Hour of Service (as defined in Section 1.33(a)) with Shipley Baking Company or an Employer on or after January 1, 1999, such a Participant shall be vested in a percentage of his or her Shipley Accrued Benefit determined in accordance with the following table:

      Years of Vesting Service                Vested Percentage
      ------------------------                -----------------
           Less than 3                               0%
           3                                        20%
           4                                        40%
           5 or more                               100%

For purposes of this section, the "Years of Vesting Service" of a Shipley Participant as of December 31, 1998 shall be equal to the number of "Years of Service" as of that date, determined in accordance with the terms of the Shipley Plan.

         13.07 Special Rule on Termination. Notwithstanding any other provision of this Plan, if the Plan is terminated within the 5-year period beginning on the Shipley Merger Effective Date, then those benefits that would have been provided under the Shipley Plan on a termination basis on December 31, 1998 shall be payable in a priority category higher than the highest priority category described in Section 10.05(a) of the Plan, to the extent provided in Treasury Regulations ss. ss. 1.414(l)-1(f) and (h).

         13.08    Employee Contribution Accounts.

                  (a) Shipley Voluntary Contribution Accounts. Any Shipley Participant who had a "Voluntary Contribution Account" under the Shipley Plan as of the day prior to the Shipley Merger Effective Date shall have a Shipley Voluntary Contribution Account under this Plan as of the Shipley Merger Effective Date. The Shipley Voluntary Contribution Account shall be credited with interest at a rate of interest equal to 120% of the federal mid-term rate, as in effect under Code ss.1274 on the first month of a plan year. The balance in the Shipley Voluntary Contribution Account shall be fully (100%) vested at all times.

                  (b) Shipley Required Contribution Accounts. Any Shipley Participant who had a Required Contribution Account under the Shipley Plan as of the day prior to the Shipley Merger Effective Date shall have a Shipley Required Contribution Account under this Plan as of the Shipley Merger Effective Date. The Shipley Required Contribution Account shall be credited with interest at a rate of interest equal to 120% of the federal mid-term rate, as in effect under Code ss.1274 on the first month of a plan year. The balance in the Shipley Required Contribution Account shall be fully (100%) vested at all times.

                  (c) Shipley Voluntary Contribution Account - Withdrawals. A Participant (or his or her beneficiary) may, on prior written notice to the Plan Administrator, on a form provided for that purpose by the Plan Administrator, withdraw all or any part of the balance of his or her Shipley Voluntary Contribution Account. Such a distribution shall be in one of the forms specified in Sections 5.02 and 5.03, and generally shall be subject to the provisions of Article V. Such withdrawal shall have no effect on a Participant's Shipley Accrued Benefit.

                  (d) Shipley Required Contribution Account - Withdrawals. A Participant (or his or her Beneficiary) may, on 30 days' prior written notice to the Plan Administrator, withdraw all or part of the balance of his Shipley Required Contribution Account in the Trust Fund at any time. Such withdrawal shall have no effect on a Participant's Shipley Accrued Benefit. Any such distribution shall be in one of the forms specified in Sections 5.02 and 5.03, and generally shall be subject to the provisions of Article V.

         IN WITNESS WHEREOF, this Plan has been executed by the Company and its corporate seal attached hereto this ________ day of __________________________________, 2001.

                                    FLOWERS FOODS, INC.


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                   APPENDIX B

                         ADDITIONAL RETIREMENT BENEFITS

Pursuant to this Appendix B, the following list of Participants, identified by Social Security Number, shall be entitled to receive the corresponding Additional Retirement Benefits, in accordance with the terms and conditions set forth in Section 1.37(g) of the Plan:

                                               Annual Additional
     Social Security Number                    Retirement Benefit
     ----------------------                    ------------------





                                                      Annual Additional
     Social Security Number                           Retirement Benefit
     ----------------------                           ------------------

The criteria used to determine the group of Participants eligible for, and the amount of, the Additional Retirement Benefits shall comply with all of the provisions of the Code, including without limitation Code ss. ss. 401(a)(4), 410(b), and 415.